     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 25, 2002


                                                       REGISTRATION NOS. 33-4410
                                                                        811-4629
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A


REGISTRATION STATEMENT UNDER
   THE SECURITIES ACT OF 1933                                [X]
  Post-Effective Amendment No. 49                            [X]
                              and
REGISTRATION STATEMENT UNDER
   THE INVESTMENT COMPANY ACT OF 1940                        [X]
  Amendment No. 50                                           [X]


                                VAN KAMPEN TRUST
 (Exact Name of Registrant as Specified in Agreement and Declaration of Trust)

      1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555
              (Address of Principal Executive Offices) (Zip Code)

                                 (630) 684-6000
               Registrant's Telephone Number, Including Area Code

                              A. THOMAS SMITH III

                          Vice President and Secretary


                                Van Kampen Trust


                          1221 Avenue of the Americas


                               New York, NY 10020

                    (Name and Address of Agent for Service)
                            ------------------------

                                   Copies to:

                             WAYNE W. WHALEN, ESQ.
                              THOMAS A. HALE, ESQ.
                Skadden, Arps, Slate, Meagher & Flom (Illinois)
                              333 W. Wacker Drive
                            Chicago, Illinois 60606
                                 (312) 407-0700
                            ------------------------

     Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness of this Registration Statement.

      It is proposed that this filing will become effective:

        [ ] immediately upon filing pursuant to paragraph (b)


        [X] on (July 26, 2002) pursuant to paragraph (b)

        [ ] 60 days after filing pursuant to paragraph (a)(1)
        [ ] on (date) pursuant to paragraph (a)(1)
        [ ] 75 days after filing pursuant to paragraph (a)(2)
        [ ] on (date) pursuant to paragraph (a)(2) of Rule 485

     If appropriate check the following box:

          [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

 Title of Securities Being Registered: Shares of Beneficial Interest, par value
                                $0.01 per share
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE


     This Post-Effective Amendment No. 49 to the Registrant's Registration Statement contains one Prospectus and one Statement of Additional Information describing the Van Kampen High Yield Fund. This Amendment is not intended to amend the prospectuses and statements of additional information of other series of the Registrant. The Registration Statement is organized as follow:


     Facing Page

     Prospectus

     Statement of Additional Information

     Part C Information

     Exhibits

     No changes are being made to the prospectus and statement of additional information of the Van Kampen Managed Short Term Income Fund of the Registrant included in Post-Effective No. 45 under the Securities Act of 1933, as amended, which was filed with the Commission on July 21, 1999.

Van Kampen High Yield Fund
 -------------------------------------------------------------------------------


Van Kampen High Yield Fund's primary investment objective is to seek to provide a high level of current income. As a secondary investment objective, the Fund seeks capital appreciation. The Fund's investment adviser seeks to achieve the Fund's investment objectives primarily through investment in a portfolio of lower-grade domestic corporate debt securities.


Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                     This Prospectus is dated JULY 26, 2002


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                         [VAN KAMPEN INVESTMENTS LOGO]

Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   6
Investment Objectives, Policies and Risks...................   7
Investment Advisory Services................................  13
Purchase of Shares..........................................  14
Redemption of Shares........................................  21
Distributions from the Fund.................................  23
Shareholder Services........................................  23
Federal Income Taxation.....................................  25
Financial Highlights........................................  27
Appendix -- Description of Securities Ratings............... A-1


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Table of Contents

Risk/Return Summary

 -------------------------------------------------------------------------------

                             INVESTMENT OBJECTIVES

The Fund's primary investment objective is to seek to provide a high level of current income. As a secondary investment objective, the Fund seeks capital appreciation.


                        PRINCIPAL INVESTMENT STRATEGIES



Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objectives by investing primarily in a portfolio of lower-grade domestic corporate debt securities. The Fund also may invest up to 35% of its total assets in debt securities of similar quality issued by foreign governments or foreign corporations. The Fund invests in a broad range of debt securities represented by various companies and industries and traded on various markets. The Fund buys and sells securities with a view to seeking a high level of current income and capital appreciation over the long-term. Lower-grade securities are commonly referred to as "junk bonds." The Fund's investments in lower-grade securities involve greater risks as compared to higher-grade securities. The Fund may purchase and sell securities on a when-issued or delayed delivery basis. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and interest rate swaps or other interest rate-related transactions, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.



                           PRINCIPAL INVESTMENT RISKS


An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objectives.


CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. The Fund invests primarily in securities with lower-grade credit quality. Therefore, the Fund is subject to a higher level of credit risk than a fund that invests solely in investment-grade securities. The credit quality of "noninvestment-grade" securities is considered speculative by recognized rating agencies with respect to the issuer's continuing ability to pay interest and principal. Lower-grade securities may have less liquidity and a higher incidence of default than higher-grade securities. The Fund may incur higher expenses to protect the Fund's interest in such securities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher-grade securities.


MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. The Fund has no policy limiting the maturities of its investments. To the extent that the Fund invests in securities with longer maturities, the Fund is subject to greater market risk than a fund investing solely in shorter-term securities. Lower-grade securities may be more volatile and decline more in price in response to negative issuer developments or general economic news than higher-grade securities.

Market risk is often greater among certain types of debt securities, such as zero coupon bonds or pay-in-kind securities. As interest rates change, these securities often fluctuate more in price than traditional debt securities and may subject the Fund to greater market risk than a fund that does not own these types of securities.

When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Fund's outstanding commitments for these securities, the greater the Fund's exposure to market price fluctuations.

INCOME RISK. The income you receive from the Fund is based primarily on interest rates and credit risk, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well.

CALL RISK. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.

FOREIGN RISKS. Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and interest rate swaps or other interest rate-related transactions are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objectives and strategies, the Fund may be appropriate for investors who:

- Seek a high level of current income and, secondarily, capital appreciation


- Are willing to take on the substantially increased risks of lower-grade securities



- Wish to add to their investment portfolio a fund that invests primarily in lower-grade domestic corporate debt securities


An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the ten calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that past performance of the Fund is not indicative of its future performance.


[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
1992                                                                             17.01
1993                                                                             17.73
1994                                                                             -3.34
1995                                                                             17.52
1996                                                                             12.48
1997                                                                             10.97
1998                                                                             -1.45
1999                                                                              6.29
2000                                                                             -8.80
2001                                                                             -5.22


The Fund's return for the six-month period ended June 30, 2002 for Class A Shares was -8.47%. As a result of market activity, current performance may vary from the figures shown.



The annual returns of the Fund's Class B Shares and Class C Shares would be substantially similar to those shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities;

however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the ten-year period shown in the bar chart, the highest quarterly return for Class A Shares was 7.50% (for the quarter ended March 31, 1993) and the lowest quarterly return for Class A Shares was -8.36% (for the quarter ended September 30, 1998).


                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Credit Suisse First Boston High Yield Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures include the maximum sales charges paid by investors. The index performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in an index.



In addition to before tax returns for each class of shares, the table shows after tax returns for the Fund's Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund's Class B Shares and Class C Shares will vary from the Class A Shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.



Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2001 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS                                    PAST 10
    FOR THE                                         YEARS OR
    PERIODS ENDED                PAST      PAST       SINCE
    DECEMBER 31, 2001           1 YEAR    5 YEARS   INCEPTION
-----------------------------------------------------------------
    Van Kampen High Yield
    Fund -- Class A Shares

      Return Before Taxes        -9.78%   -0.88%      5.35%

      Return After Taxes on
      Distributions             -14.03%   -4.67%      1.48%

      Return After Taxes on
      Distribution and Sale of
      Fund Shares                -5.84%   -2.36%      2.51%
    Credit Suisse First Boston
    High Yield Index              5.80%    3.25%      7.83%
..................................................................
    Van Kampen High Yield
    Fund -- Class B Shares --                         3.36%(1)
    Return Before Taxes          -9.17%   -0.83%           )**
    Credit Suisse First Boston
    High Yield Index              5.80%    3.25%      6.15%(2)
..................................................................
    Van Kampen High Yield
    Fund -- Class C Shares --
    Return Before Taxes          -6.66%   -0.67%      2.73%(3)
    Credit Suisse First Boston
    High Yield Index              5.80%    3.25%      5.88%(4)
..................................................................



Inception dates: (1) 5/17/93, (2) 5/31/93, (3) 8/13/93, (4) 8/31/93.



 * The Credit Suisse First Boston High Yield Index is a broad-based, unmanaged index that reflects the general performance of a wide range of selected bonds within the public high-yield debt market.


** The "Since Inception" performance for Class B Shares reflects the conversion of such shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996 will convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. See "Purchase of Shares."


The current yield for the thirty-day period ended March 31, 2002 is 11.18% for Class A Shares, 10.92% for Class B Shares and 10.94% for Class C Shares. Investors can obtain the current yield of the Fund for each class of shares by calling (800) 847-2424 or through the internet at www.vankampen.com.

Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                           CLASS A      CLASS B      CLASS C
                           SHARES       SHARES       SHARES
----------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                       4.75%(1)      None         None
.................................................................
Maximum deferred sales
charge (load) (as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                     None(2)     4.00%(3)     1.00%(4)
.................................................................
Maximum sales charge
(load) imposed on
reinvested dividends          None         None         None
.................................................................
Redemption fee                None         None         None
.................................................................
Exchange fee                  None         None         None
.................................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
----------------------------------------------------------------
Management fees(5)           0.75%        0.75%        0.75%
.................................................................
Distribution and/or
service (12b-1) fees(6)      0.24%        1.00%        1.00%
.................................................................
Other expenses(5)            0.33%        0.33%        0.33%
.................................................................
Total annual fund
operating expenses(5)        1.32%        2.08%        2.08%
.................................................................


(1) Reduced for purchases of $100,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."


(3) The maximum deferred sales charge is 4.00% in the first year after purchase and declines thereafter as follows:


                                   Year 1-4.00%

                                   Year 2-3.75%
                                   Year 3-3.50%

                                   Year 4-2.50%

                                   Year 5-1.50%

                                   Year 6-1.00%
                                    After-None

   See "Purchase of Shares -- Class B Shares."

(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."


(5) The Fund's investment adviser is currently waiving or reimbursing a portion of the Fund's management fees or other expenses such that the actual total annual fund operating expenses for the fiscal year ended March 31, 2002 were 1.22%, 1.98% and 1.97% for Class A Shares, Class B Shares and Class C Shares, respectively. The fee waivers or expense reimbursements can be terminated at any time.



(6) Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."



Example:


The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE        FIVE        TEN
                         YEAR      YEARS       YEARS       YEARS
---------------------------------------------------------------------
Class A Shares           $603      $  873      $1,164      $1,990
......................................................................
Class B Shares           $611      $1,002      $1,269      $2,216*
......................................................................
Class C Shares           $311      $  652      $1,119      $2,410
......................................................................


You would pay the following expenses if you did not redeem your shares:


                         ONE       THREE        FIVE        TEN
                         YEAR      YEARS       YEARS       YEARS
---------------------------------------------------------------------
Class A Shares           $603      $  873      $1,164      $1,990
......................................................................
Class B Shares           $211      $  652      $1,119      $2,216*
......................................................................
Class C Shares           $211      $  652      $1,119      $2,410
......................................................................


* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

Investment Objectives,
Policies and Risks

 -------------------------------------------------------------------------------

The Fund's primary investment objective is to seek to provide a high level of current income. As a secondary investment objective, the Fund seeks capital appreciation. The Fund's investment objectives are fundamental policies and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objectives.


Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objectives by investing primarily in a portfolio of lower-grade domestic corporate debt securities. The Fund also may invest up to 35% of its total assets in debt securities of similar quality issued by foreign governments and foreign corporations. Under normal market conditions, the Fund invests primarily in securities rated at the time of purchase BB or lower by Standard & Poor's ("S&P") or rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or comparably rated short-term securities and unrated securities determined by the Fund's investment adviser to be of comparable quality at the time of purchase. With respect to such investments, the Fund has not established any limit on the percentage of its portfolio which may be invested in securities in any one rating category. Securities rated BB or lower by S&P or rated Ba or lower by Moody's or comparably rated short-term securities and unrated securities of comparable quality are regarded as below investment grade and are commonly referred to as "junk bonds" and involve special risks as compared to investments in higher-grade securities. See "Risks of Investing in Lower-Grade Securities" below.



Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities regarded as below investment grade at the time of investment. The Fund's policy in the foregoing sentence may be changed by the Fund's Board of Trustees, but no change is anticipated; if the Fund's policy in the foregoing sentence changes, the Fund will notify shareholders at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes.


                                 UNDERSTANDING

                                QUALITY RATINGS

   Debt securities ratings are based on the issuer's ability to pay interest and repay the principal. Debt securities with ratings above the bold line in the table are considered "investment-grade," while those with ratings below the bold line are regarded as "noninvestment-grade," or "junk bonds." A detailed explanation of these and other ratings can be found in the appendix to this Prospectus.

         S&P       MOODY'S      MEANING
------------------------------------------------------
         AAA       Aaa          Highest quality
.......................................................
          AA       Aa           High quality
.......................................................
           A       A            Above-average quality
.......................................................
         BBB       Baa          Average quality
------------------------------------------------------
          BB       Ba           Below-average quality
.......................................................
           B       B            Marginal quality
.......................................................
         CCC       Caa          Poor quality
.......................................................
          CC       Ca           Highly speculative
.......................................................
           C       C            Lowest quality
.......................................................
           D       --           In default
.......................................................


The Fund invests in a broad range of debt securities represented by various companies and industries and traded in various markets. The Fund buys and sells securities with a view to seeking a high level of current income and capital appreciation over the long-term. The higher yields for current income and the potential for capital appreciation sought by the Fund are generally obtainable from securities in the lower-grade credit quality range. Such securities tend to offer higher yields than higher-grade securities with the same maturities because the historical conditions of the issuers of such securities may not have been as strong as those of other issuers. These securities may be issued in connection with corporate restructurings such as leveraged buyouts, mergers, acquisitions, debt recapitalization or similar events. These securities are often issued by less creditworthy companies or companies with substantial debt and may include financially troubled companies or companies in default or in restructuring. Such securities often are subordinated to the prior claims of banks and other senior lenders. Lower-grade securities are regarded by the rating agencies as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The ratings of S&P and Moody's represent their opinions of the quality of the debt securities they undertake to rate, but not the market risk of such securities. It should be emphasized however, that ratings are general and are not absolute standards of quality.


The Fund's investment adviser seeks to minimize the risks involved in investing in lower-grade securities through diversification, careful investment analysis and attention to current developments and trends in the economy and financial and credit markets. In purchasing and selling securities, the Fund's investment adviser evaluates the issuers of such securities based on a number of factors, including but not limited to the issuers's financial resources, its sensitivity to changing economic conditions and trends, its revenues or earnings potential, its operating history, its current borrowing requirements and debt maturities, the quality of its management, regulatory matters and its potential for capital appreciation. The Fund's investment adviser may consider the ratings from S&P and Moody's in evaluating securities but it does not rely primarily on such ratings. The investment adviser continuously monitors the issuers of debt securities held by the Fund.


The Fund may invest in preferred stocks, convertible securities, zero coupon securities and payment-in-kind securities. The Fund also may invest up to 5% of its assets in warrants and common stocks. For more information on these types of investments, see "Investment Objectives, Policies and Risks" in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information may be obtained by investors free of charge as described on the back cover of this prospectus.


                             RISKS OF INVESTING IN
                             LOWER-GRADE SECURITIES



Securities that are in the lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturities, but they also generally involve greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Investors should carefully consider the risks of owning shares of a fund which invests in lower-grade securities before investing in the Fund.



Credit risk relates to an issuer's ability to make timely payment of interest and principal when due. Lower-grade securities are considered more susceptible to nonpayment of interest and principal or default than higher-grade securities. Increases in interest rates or changes in the economy may significantly affect the ability of issuers of lower-grade debt securities to pay interest and to repay principal, to meet projected financial goals or to obtain additional financing. In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund's securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the Fund may be unable to obtain full recovery on such amounts.



Market risk relates to changes in market value of a security that occur as a result of variation in the level of prevailing interest rates and yield relationships in the debt securities market and as a result of real or perceived changes in credit risk. The value of the Fund's investments can be expected to fluctuate over time. When interest rates decline, the value of a portfolio invested in debt securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in debt securities generally can be expected to decline. Debt securities with longer maturities, which may have higher yields, may increase or decrease in value more than debt securities with shorter maturities. However, the secondary market prices of lower-grade securities generally are less sensitive to changes in interest rates and are more sensitive to general adverse economic changes or specific developments with respect to the particular issuers than are the secondary market prices of higher-grade securities. A significant increase in interest rates or a general economic downturn could severely disrupt the market for lower-grade securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of lower-grade securities as compared with higher-grade securities. In addition, changes in credit risks, interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the market price of the lower-grade securities in the Fund and thus in the net asset value of the Fund. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value, volatility and liquidity of lower-grade securities.



The markets for lower-grade securities may be less liquid than the markets for higher-grade securities. Liquidity relates to the ability of a fund to sell a security in a timely manner at a price which reflects the value of that security. To the extent that there is no established retail market for some of the lower-grade securities in which the Fund may invest, trading in such securities may be relatively inactive. Prices of lower-grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer of lower-grade securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates could severely disrupt the market for such securities and adversely affect the value of outstanding securities or the ability of the issuers to repay principal and interest. Further, the Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist.



During periods of reduced market liquidity or in the absence of readily available market quotations for lower-grade securities held in the Fund's portfolio, the ability of the Fund to value the Fund's securities becomes more difficult and the judgment of the Fund may play a greater role in the valuation of the Fund's securities due to the reduced availability of reliable objective data.



The Fund may invest in securities not producing immediate cash income, including securities in default, zero coupon securities or pay-in-kind securities. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative. Special tax considerations are associated with investing in certain lower-grade securities, such as zero coupon or pay-in-kind securities. See "Federal Income Taxation" below. The Fund's investment adviser will weigh these concerns against the expected total returns from such instruments.


The Fund's investments in lower-grade securities may include securities rated D by S&P or C by Moody's (the lowest-grade assigned) and unrated securities of comparable quality. Securities assigned such ratings include those of companies that are in default or are in bankruptcy or reorganization. Securities of such companies are regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing and are usually available at deep discounts from the face values of the instruments. A security purchased at a deep discount may currently pay a very high effective yield. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in capital appreciation. If the company defaults on its obligations or remains in default, or if the plan of reorganization does not provide sufficient payments for debtholders, the deep discount securities may stop generating income and lose value or become worthless. The Fund's investment adviser will balance the benefits of deep discount securities with their risks. While a diversified portfolio may reduce the overall impact of a deep discount security that is in default or loses its value, the risk cannot be eliminated.


Many lower-grade debt securities are not listed for trading on any national securities exchange, and issuers of lower-grade debt securities may choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As a result, the Fund's portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests solely in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Further, to the extent the Fund owns or may acquire illiquid or restricted lower-grade securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.



The Fund will rely on its investment adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. The amount of available information about the financial condition of certain lower-grade issuers may be less extensive than other issuers. In its analysis, the Fund's investment adviser may consider the credit ratings of recognized rating organizations in evaluating securities although the investment adviser does not rely primarily on these ratings. Credit ratings of securities rating organizations evaluate only the safety of principal and interest payments, not the market risk. In addition, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that the creditworthiness of an issuer may change and the rating agencies may fail to change such ratings in a timely fashion. A rating downgrade does not require the Fund to dispose of a security. The Fund's investment adviser continuously monitors the issuers of securities held in the Fund. Additionally, since most foreign debt securities are not rated, the Fund will invest in such securities based on the analysis of the Fund's investment adviser without any guidance from published ratings. Because of the number of investment considerations involved in investing in lower-grade securities and foreign debt securities, achievement of the Fund's investment objectives may be more dependent upon the credit analysis of the Fund's investment adviser than is the case with investing in higher-grade securities.



New or proposed laws may have an impact on the market for lower-grade securities. The Fund's investment adviser is unable at this time to predict what effect, if any, legislation may have on the market for lower-grade securities.



The table below sets forth the percentages of the Fund's assets during the fiscal period ended March 31, 2002 invested in the various S&P and Moody's rating categories and in unrated securities determined by the Fund's investment adviser to be of comparable quality. The percentages are based on the dollar-weighted average of credit ratings of all securities held by the Fund during the 2002 fiscal year computed on a monthly basis.



                          FISCAL YEAR ENDED MARCH 31, 2002
                                           UNRATED SECURITIES OF
                      RATED SECURITIES      COMPARABLE QUALITY
                     (AS A PERCENTAGE OF    (AS A PERCENTAGE OF
    RATING CATEGORY   PORTFOLIO VALUE)       PORTFOLIO VALUE)
--------------------------------------------------------------------
    AAA/Aaa                 0.00%                  0.00%
.....................................................................
    AA/Aa                   0.00%                  0.00%
.....................................................................
    A/A                     0.40%                  0.00%
.....................................................................
    BBB/Baa                 6.60%                  0.00%
.....................................................................
    BB/Ba                  21.70%                  0.00%
.....................................................................
    B/B                    58.40%                  0.00%
.....................................................................
    CCC/Caa                10.10%                  0.50%
.....................................................................
    CC/Ca                   1.70%                  0.00%
.....................................................................
    C/C                     0.20%                  0.00%
.....................................................................
    D                       0.00%                  0.40%
.....................................................................
    Percentage of
    Rated and
    Unrated
    Securities             99.10%                  0.90%
.....................................................................


The percentage of the Fund's assets invested in securities of various grades may vary from time to time from those listed above.

                             RISKS OF INVESTING IN
                         SECURITIES OF FOREIGN ISSUERS

The Fund may invest up to 35% of the Fund's total assets in debt securities of similar quality as the securities described above issued by foreign governments and foreign corporations. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars.


Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.


In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.


Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact yields and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.


The Fund may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.



In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.


Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's yield on such assets. In addition, the Fund will incur costs in connection with conversions between various currencies.


The Fund may invest in foreign securities in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.


The risks of foreign investments should be considered carefully by an investor in the Fund.

                       OTHER INVESTMENTS AND RISK FACTORS


WHEN-ISSUED AND DELAYED DELIVERY. The Fund may purchase and sell securities on a "when-issued" and "delayed delivery" basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues on such securities until the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price. The yields generally available on comparable securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will engage in when-issued and delayed delivery transactions for the purpose of acquiring securities consistent with the Fund's investment objectives and policies and not for the purpose of investment leverage.


STRATEGIC TRANSACTIONS. The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Although the Fund's investment adviser seeks to use these transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.


The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options on futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures contracts. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of securities for investment purposes, manage the effective interest rate exposure of the Fund, protect against changes in currency exchange rates, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may sell options on securities it owns or has the right to acquire without additional payments in an amount up to 25% of the Fund's total assets for non-hedging purposes.

Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. In addition, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

OTHER PRACTICES. For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions. Such transactions are subject to the risk of default by the other party.

The Fund may invest up to 15% of the Fund's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.


The Fund may lend its portfolio securities in an amount up to 25% of the Fund's net assets to broker-dealers, banks or other institutional borrowers of securities. Such loans must be callable at any time and the borrower at all times during the loan must maintain cash or U.S. government securities as collateral equal in value to at least 100% of the value of the securities loaned (including accrued interest). During the time portfolio securities are on loan, the Fund receives any dividends or interest paid on such securities and receives the interest earned on collateral which is invested in short-term investments and receives the proceeds from such investment or receives an agreed-upon amount of interest income from the borrower who has delivered the collateral. As with any extensions of credit there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Fund's investment adviser believes the potential for income or capital appreciation has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.

TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in cash, higher-grade debt securities, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and money market instruments. Under normal market conditions, the potential for current income or capital appreciation on these securities will tend to be lower than the potential for current income or capital appreciation on other securities that could be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objectives.

Investment Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Investment Advisory Corp. is the Fund's investment adviser (the "Adviser" or "Advisory Corp."). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $70 billion under management or supervision as of June 30, 2002. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.


ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:


    AVERAGE DAILY NET ASSETS  % PER ANNUM
---------------------------------------------
    First $500 million           0.75%
..............................................
    Over $500 million            0.65%
..............................................



Applying this fee schedule, the effective advisory fee rate was 0.75% of the Fund's average daily net assets for the Fund's fiscal year ended March 31, 2002. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").

PERSONAL INVESTMENT POLICIES. The Fund, the Adviser and the Distributor have adopted a Code of Ethics designed to recognize the fiduciary relationships among the Fund, the Adviser, the Distributor and their respective employees. The Code of Ethics permits directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.


PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's Taxable Fixed Income team. The team is made up of established investment professionals. Current members of the team include Stephen Esser, a Managing Director of the Adviser, Gordon Loery, an Executive Director of the Adviser, and Deanna Loughnane, an Executive Director of the Adviser. The composition of the team may change without notice from time to time.


Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.


Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.



The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. The differences among the classes' per share net asset values reflect the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.


The net asset value per share for each class of shares of the Fund generally is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Portfolio securities are valued by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Fund's Board of Trustees. Securities for which market quotations are not readily available and any other assets are valued at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Trustees. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Statement of Additional Information.



The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund has also adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.


The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."

Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund through this Prospectus, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.

The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt, provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to

Investor Services after its close of business are priced based on the date of the next determined net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.


Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by visiting our website at www.vankampen.com, by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256 or by telephone at
(800) 847-2424.



There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.


                                 CLASS A SHARES

Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 4.75% of the offering price (or 4.99% of the net amount invested), reduced on investments of $100,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                                    AS % OF        AS % OF
    SIZE OF                         OFFERING      NET AMOUNT
    INVESTMENT                       PRICE         INVESTED
----------------------------------------------------------------
    Less than $100,000               4.75%          4.99%
.................................................................
    $100,000 but less than
    $250,000                         3.75%          3.90%
.................................................................
    $250,000 but less than
    $500,000                         2.75%          2.83%
.................................................................
    $500,000 but less than
    $1,000,000                       2.00%          2.04%
.................................................................
    $1,000,000 or more                *              *
.................................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.


Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund. The rates in this paragraph are 0.00% per year of the Fund's average daily net assets with respect to Class A Shares for accounts existing from July 1, 1987.

                                 CLASS B SHARES


Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within six years of purchase as shown in the following table:


                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                         CONTINGENT DEFERRED
                            SALES CHARGE
                         AS A PERCENTAGE OF
                            DOLLAR AMOUNT
    YEAR SINCE PURCHASE   SUBJECT TO CHARGE
------------------------------------------------
    First                       4.00%
.................................................
    Second                      3.75%
.................................................
    Third                       3.50%
.................................................
    Fourth                      2.50%
.................................................
    Fifth                       1.50%
.................................................
    Sixth                       1.00%
.................................................
    Seventh and After            None
.................................................


The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.


The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.


The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.


In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.

                               CONVERSION FEATURE


Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. Class C Shares purchased before January 1, 1997, including Class C Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to

Class A Shares ten years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                              WAIVER OF CONTINGENT

                             DEFERRED SALES CHARGE


The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid by the distributor to authorized dealers at the time of purchase of such shares or (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption, provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.


                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating
Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

                            OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.


UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without a sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit investment trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.


The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.


To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.



NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:



 (1) Current or retired trustees or directors of funds advised by Morgan Stanley and any of its subsidiaries and such persons' families and their beneficial accounts.



 (2) Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

 (3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

 (4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

 (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Fund's Statement of Additional Information for further details with respect to such alliance programs.

 (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

 (7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.


 (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (a) the total plan assets are at least $1 million or (b) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to January 1, 2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Section 403(b) and similar accounts for which State Street Bank and Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


 (9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.


(10) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code ("Section 529 Plans") that are approved by the Fund's Distributor. There is no minimum investment amount for purchases made under this option
     (10).



The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.


Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (10) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

Redemption of Shares

 -------------------------------------------------------------------------------


Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.


Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.

WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.


TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 847-2424 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion or visit our website at www.vankampen.com to download this form. Shares may be redeemed by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to the shareholder(s) predesignated bank account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

Distributions from the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.


DIVIDENDS. Interest from investments is the Fund's main source of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to declare and distribute monthly, all or substantially all, of this net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.


CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


Shareholder Services

 -------------------------------------------------------------------------------

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by visiting our website at www.vankampen.com, writing to Investor Services or by telephone by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired). The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.


AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

CHECK WRITING PRIVILEGE. A Class A shareholder holding shares of the Fund for which certificates have not been issued and which are not in escrow may write checks against such shareholder's account by completing the Authorization for Redemption by Check form and the appropriate section of the account application form and returning the forms to Investor Services. Once the forms are properly completed, signed and returned, a supply of checks (redemption drafts) will be sent to the Class A shareholder. Checks can be written to the order of any person in any amount of $100 or more.

When a check is presented to the custodian bank, State Street Bank and Trust Company (the "Bank"), for payment, full and fractional Class A Shares required to cover the amount of the check are redeemed from the shareholder's Class A Share account by Investor Services at the next determined net asset value per share. Check writing redemptions represent the sale of Class A Shares. Any gain or loss realized on the redemption of shares is a taxable event.

Checks will not be honored for redemption of Class A Shares held less than 15-calendar days, unless such Class A Shares have been paid for by bank wire. Any Class A Shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's Class A Shares account, the check will be returned and the shareholder may be subject to additional charges. A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or by the Bank and neither shall incur any liability for such amendment or termination or for effecting redemptions to pay checks reasonably believed to be genuine or for returning or not paying on checks which have not been accepted for any reason. Retirement plans and accounts that are subject to backup withholding are not eligible for the check writing privilege.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor.

To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.


A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week, or through the internet at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.


The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, in the Fund's discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This eight exchange policy does not apply to money market funds, systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.


For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Federal Income Taxation

 -------------------------------------------------------------------------------


Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held the shares.


Backup withholding rules require the Fund, in certain circumstances, to withhold a percentage of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign tax status, if applicable) or who are otherwise subject to backup withholding.



Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Dividends paid by the Fund will be subject to such U.S. withholding tax, whereas interest income with respect to a direct investment in the underlying assets of the Fund by a foreign shareholder may not be subject to U.S. withholding tax. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares.



The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.



Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.


The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

    Financial Highlights

     ---------------------------------------------------------------------------


    The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge or taxes on Fund distributions or redemptions). The information for the fiscal years ended March 31, 2002 and 2001 has been audited by Ernst & Young LLP, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal year ended March 31, 2000 has been audited by PricewaterhouseCoopers LLP. The information for the nine-month period ended March 31, 1999 and for the fiscal years ended June 30, 1998 and 1997 has been audited by KPMG LLP. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                                       CLASS A SHARES                             CLASS B SHARES
                                                                              NINE MONTHS
                                                                                 ENDED        YEAR ENDED
                                                   YEAR ENDED MARCH 31,       MARCH 31,       JUNE 30,          YEAR ENDED MARCH 31,
                                                 2002(F)    2001      2000       1999        1998     1997       2002(G)     2001
      ----------------------------------------------------------------------------------------------------------------------------
      Net Asset Value, Beginning of the
       Period..................................    $7.18    $8.48     $9.03      $9.89       $9.85    $9.49        $7.20     $8.49
                                                 -------   ------    ------     ------      ------   ------      -------    ------
       Net Investment Income...................      .69      .94       .85        .62         .86      .86          .63       .87
       Net Realized and Unrealized Gain/Loss...    (1.38)   (1.40)     (.56)      (.85)        .03      .38        (1.38)    (1.39)
                                                 -------   ------    ------     ------      ------   ------      -------    ------
      Total from Investment Operations.........     (.69)    (.46)      .29       (.23)        .89     1.24         (.75)     (.52)
                                                 -------   ------    ------     ------      ------   ------      -------    ------
      Less:
       Distributions from Net Investment
         Income................................      .80      .84       .83        .62         .85      .87          .74       .77
       Return of Capital Distributions.........      -0-      -0-       .01        .01         -0-      .01          -0-       -0-
                                                 -------   ------    ------     ------      ------   ------      -------    ------
      Total Distributions......................      .80      .84       .84        .63         .85      .88          .74       .77
                                                 -------   ------    ------     ------      ------   ------      -------    ------
      Net Asset Value, End of the Period.......    $5.69    $7.18     $8.48      $9.03       $9.89    $9.85        $5.71     $7.20
                                                 =======   ======    ======     ======      ======   ======      =======    ======
      Total Return*............................  -10.05%(a) -5.64%(a)  3.50%(a)   -2.13%(a)**  9.36%(a) 13.60%(a)-10.70%(b)-6.39%(b)
      Net Assets at End of the Period (In
       millions)...............................   $177.2   $205.8    $230.6     $277.9      $280.6   $288.0        $78.8     $92.5
      Ratio of Expenses to Average Net
       Assets*(d)..............................    1.22%    1.17%     1.15%      1.17%       1.14%    1.17%        1.98%     1.92%
      Ratio of Net Investment Income to Average
       Net Assets*.............................   10.90%   12.00%     9.96%      8.98%       8.61%    8.83%       10.13%    11.22%
      Portfolio Turnover.......................      78%      85%      109%       104%**      154%     125%         78%%       85%
       *If certain expenses had not been voluntarily assumed by the Adviser, total return would have been lower and the ratios would have been as follows:
      Ratio of Expenses to Average Net
       Assets..................................    1.32%    1.27%     1.25%      1.27%       1.24%    1.26%        2.08%     2.02%
      Ratio of Net Investment Income to Average
       Net Assets..............................   10.80%   11.90%     9.86%      8.88%       8.51%    8.73%       10.03%    11.12%

                                                                         CLASS B SHARES
                                                                         NINE MONTHS
                                                                            ENDED         YEAR ENDED
                                                                          MARCH 31,        JUNE 30,
                                                                 2000       1999         1998     1997
      -----------------------------------------          ----------------------------------------------
      Net Asset Value, Beginning of the
       Period..................................                  $9.03      $9.89        $9.86    $9.50
                                                                ------     ------       ------   ------
       Net Investment Income...................                    .80        .56          .78      .78
       Net Realized and Unrealized Gain/Loss...                   (.58)      (.84)         .03      .39
                                                                ------     ------       ------   ------
      Total from Investment Operations.........                    .22       (.28)         .81     1.17
                                                                ------     ------       ------   ------
      Less:
       Distributions from Net Investment
         Income................................                    .75        .57          .78      .79
       Return of Capital Distributions.........                    .01        .01          -0-      .02
                                                                ------     ------       ------   ------
      Total Distributions......................                    .76        .58          .78      .81
                                                                ------     ------       ------   ------
      Net Asset Value, End of the Period.......                  $8.49      $9.03        $9.89    $9.86
                                                                ======     ======       ======   ======
      Total Return*............................                  2.65%(b)   -2.71%(b)**  8.58%(b) 12.64%(b)
      Net Assets at End of the Period (In
       millions)...............................                 $109.2     $135.4       $145.0   $128.7
      Ratio of Expenses to Average Net
       Assets*(d)..............................                  1.93%      1.93%        1.91%    1.93%
      Ratio of Net Investment Income to Average
       Net Assets*.............................                  9.17%      8.19%        7.84%    8.03%
      Portfolio Turnover.......................                   109%       104%**       154%     125%
       *If certain expenses had not been volunt
        would have been as follows:
      Ratio of Expenses to Average Net
       Assets..................................                  2.03%      2.03%        2.01%    2.02%
      Ratio of Net Investment Income to Average
       Net Assets..............................                  9.07%      8.09%        7.74%    7.94%

                                                                       CLASS C SHARES
                                                                               NINE MONTHS
                                                                                  ENDED        YEAR ENDED
                                                    YEAR ENDED MARCH 31,        MARCH 31,       JUNE 30,
                                                 2002(F)    2001(E)    2000       1999       1998     1997
      -----------------------------------------  --------------------------------------------------------------
      Net Asset Value, Beginning of the
       Period..................................    $7.19     $8.47     $9.02      $9.88      $9.85    $9.50
                                                 -------    ------     -----     ------      -----   ------
       Net Investment Income...................      .63       .87       .80        .56        .78      .78
       Net Realized and Unrealized Gain/Loss...    (1.38)    (1.38)     (.58)      (.85)       .03      .38
                                                 -------    ------     -----     ------      -----   ------
      Total from Investment Operations.........     (.75)     (.51)      .22       (.29)       .81     1.16
                                                 -------    ------     -----     ------      -----   ------
      Less:
       Distributions from Net Investment
         Income................................      .74       .77       .76        .56        .78      .79
       Return of Capital Distributions.........      -0-       -0-       .01        .01        -0-      .02
                                                 -------    ------     -----     ------      -----   ------
      Total Distributions......................      .74       .77       .77        .57        .78      .81
                                                 -------    ------     -----     ------      -----   ------
      Net Asset Value, End of the Period.......    $5.70     $7.19     $8.47      $9.02      $9.88    $9.85
                                                 =======    ======     =====     ======      =====   ======
      Total Return*............................  -10.72%(c) -6.40%(c)  2.65%(c)   -2.71%(c)** 8.47%(c) 12.65%(c)
      Net Assets at End of the Period (In
       millions)...............................    $17.7     $14.7     $13.0      $14.7      $11.5     $8.1
      Ratio of Expenses to Average Net
       Assets*(d)..............................    1.97%     1.92%     1.93%      1.93%      1.91%    1.93%
      Ratio of Net Investment Income to Average
       Net Assets*.............................   10.10%    11.19%     9.17%      8.25%      7.83%    8.08%
      Portfolio Turnover.......................     78%%       85%      109%       104%**     154%     125%
       *If certain expenses had not been volunt
        would have been as follows:
      Ratio of Expenses to Average Net
       Assets..................................    2.07%     2.02%     2.03%      2.03%      2.01%    2.03%
      Ratio of Net Investment Income to Average
       Net Assets..............................   10.00%    11.09%     9.07%      8.15%      7.73%    7.99%


    ** Non-annualized


    (a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.



    (b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.



    (c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.



    (d) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the period ended March 31, 2001.


    (e) Based on average shares outstanding.

    (f) As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the year ended March 31, 2002 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the Ratio of Net Investment Income to Average Net Assets by .09%. Per share, ratios and supplemental data for periods prior to March 31, 2002 have not been restated to reflect this change in presentation.


    (g) As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the year ended March 31, 2002 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the Ratio of Net Investment Income to Average Net Assets by .10%. Per share, ratios and supplemental data for periods prior to March 31, 2002 have not been restated to reflect this change in presentation.



                     See Financial Statements and Notes thereto

Appendix -- Description

of Securities Ratings

 -------------------------------------------------------------------------------

STANDARD & POOR'S  -- A brief description of the

applicable Standard & Poor's (S&P) rating symbols

and their meanings (as published by S&P) follow:

A S&P credit rating is a current opinion of the creditworthiness of an obligor with respect to a financial obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the obligor or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1.Likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.Nature of and provisions of the obligation; and

3.Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                          LONG-TERM CREDIT RATINGS --
                                INVESTMENT GRADE

AAA: An obligation rated "AAA" has the highest rating assigned by S&P. Capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated "AA" differs from the highest rated issues only in small degree. Capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. Capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

                               SPECULATIVE GRADE

BB, B, CCC, CC, C: Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol highlights derivative, hybrid and certain other obligations that S&P believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples include: obligations linked or indexed to equities, currencies, or commodities; certain swaps and options; and interest-only and principal-only mortgage securities.

DEBT OBLIGATIONS OF ISSUERS OUTSIDE THE UNITED STATES AND ITS TERRITORIES are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain ratings or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

                                COMMERCIAL PAPER

A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However adverse economic conditions or changing circumstances are more likely to lead to a weakening capacity of the obligor to meet its financial commitment on the obligation.

B: Issues rated "B" are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: This rating is assigned to short-term debt obligations currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

MOODY'S INVESTORS SERVICE -- A brief description of the applicable Moody's Investors Service (Moody's) rating symbols and their meanings (as published by Moody's Investors Service) follows:

                                 LONG-TERM DEBT

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.An application for rating was not received or accepted.

2.The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.There is a lack of essential data pertaining to the issue or issuer.

4.The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                                SHORT-TERM DEBT

Moody's short-term issuer ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

-- Leading market positions in well-established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

                                PREFERRED STOCK

Preferred stock rating symbols and their definitions are as follows:

aaa: An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa: An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a: An issue which is rated "a" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

baa: An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba: An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b: An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa: An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca: An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

c: This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each rating classifications "aa" through "b". The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Board of Trustees

 -------------------------------------------------------------------------------


J. Miles Branagan               Jack E. Nelson
Jerry D. Choate                 Richard F. Powers, III*
Linda Hutton Heagy              Wayne W. Whalen*
R. Craig Kennedy                Suzanne H. Woolsey
Mitchell M. Merin*


* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

For More Information

 -------------------------------------------------------------------------------


EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS


   - Call your broker


   - WEB SITE


     www.vankampen.com


   - FUNDINFO(R)


     Automated Telephone System 800-847-2424



DEALERS


   - WEB SITE


     www.vankampen.com


   - FUNDINFO(R)


     Automated Telephone System 800-847-2424


   - Van Kampen Investments 800-421-5666



TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)


   - For shareholder and dealer inquiries through TDD, call 800-421-2833


VAN KAMPEN HIGH YIELD FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen High Yield Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street, PO Box 1713

Boston, MA 02110-1713

Attn: Van Kampen High Yield Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Auditors
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, IL 60606

 Van Kampen
High Yield Fund     A Statement of Additional Information,
                                     which
                    contains more details about the Fund, is
                   incorporated by reference in its entirety
                                      into

                                this Prospectus.
                   You will find additional information about
                                      the
                  Fund in its annual and semiannual reports to
                  shareholders. The annual report explains the
                                     market
                 conditions and investment strategies affecting
                                   the Fund's


                 performance during its last fiscal year.
You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 847-2424.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.



                                 JULY 26, 2002


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS


                         [VAN KAMPEN INVESTMENTS LOGO]


The Fund's Investment Company
Act File No. is 811-4629.                                        HYF PRO 7/02

                      STATEMENT OF ADDITIONAL INFORMATION

                                   VAN KAMPEN
                                HIGH YIELD FUND


     Van Kampen High Yield Fund's (the "Fund") primary investment objective is to seek to provide a high level of current income. As a secondary investment objective, the Fund seeks capital appreciation. The Fund's investment adviser seeks to achieve the Fund's investment objectives by investing primarily in a portfolio of lower-grade domestic corporate debt securities.


     The Fund is organized as a diversified series of the Van Kampen Trust, an open-end, management investment company (the "Trust").


     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 847-2424 (or (800) 421-2833
for the hearing impaired).


                               TABLE OF CONTENTS


                                                                Page
                                                                ----
General Information.........................................    B-2
Investment Objectives, Policies and Risks...................    B-4
Strategic Transactions......................................    B-9
Investment Restrictions.....................................    B-18
Trustees and Officers.......................................    B-21
Investment Advisory Agreement...............................    B-34
Other Agreements............................................    B-36
Distribution and Service....................................    B-36
Transfer Agent..............................................    B-41
Portfolio Transactions and Brokerage Allocation.............    B-41
Shareholder Services........................................    B-43
Redemption of Shares........................................    B-46
Contingent Deferred Sales Charge-Class A....................    B-46
Waiver of Class B and Class C Contingent Deferred Sales
  Charges...................................................    B-47
Taxation....................................................    B-48
Fund Performance............................................    B-53
Other Information...........................................    B-58
Report of Independent Auditors..............................    F-1
Financial Statements........................................    F-2
Notes to Financial Statements...............................    F-19



        THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JULY 26, 2002.



                                                                    HYF SAI 7/02

                              GENERAL INFORMATION

     The Trust is an unincorporated business trust organized under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated May 10, 1995. The Trust was originally organized in 1986 under the name Van Kampen Merritt Trust as a Massachusetts business trust (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Trust on July 31, 1995. The Trust was created for facilitating the Massachusetts Trust reorganization into a Delaware business trust. On July 14, 1998, the Trust adopted its current name.

     The Fund was organized in 1986 under the name Van Kampen Merritt High Yield Fund as a sub-trust of the Massachusetts Trust. The Fund was reorganized as a series of the Trust under the name Van Kampen American Capital High Yield Fund on July 31, 1995. On July 14, 1998, the Fund adopted its current name.


     Van Kampen Investment Advisory Corp. (the "Adviser" or "Advisory Corp."), Van Kampen Funds Inc. (the "Distributor") and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley. The principal office of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The principal office of Investor Services is located at 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153.


     Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.


     The Fund currently offers three classes of shares, designated as Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with the provisions of the Declaration of Trust. Each class of shares of the Fund generally is identical in all respects except that each class of shares is subject to its own sales charge schedule and its own distribution and service expenses. Each class of shares also has exclusive voting rights with respect to its distribution and service fees.



     Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution or service fee for a class of a series would be voted upon by shareholders of only the class of such series involved.

Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be less than the liquidation proceeds to holders of Class A Shares.

     The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

     As of July 2, 2002, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:



                                                     Amount of
                                                    Ownership at        Class        Percentage
          Name and Address of Holder                July 2, 2002      of Shares      Ownership
          --------------------------                ------------      ---------      ----------
State Street Bank and Trust Company...........         1,948,553          A             6.33%
225 Franklin Street
Boston, MA 02110-1713
MLPF&S........................................           932,136          B             6.74%
For the Sole Benefit of its Customers                    487,946          C            15.78%
Attn: Fund Administration
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484
Edward Jones & Co.............................         7,659,061          A            24.91%
Attn: Fund Administration                              1,101,979          B             7.96%
Shareholder Accounting                                   201,117          C             6.51%
201 Progress Pkwy
Maryland Hts, MO 63043-3009
Morgan Stanley DW Inc. .......................         1,773,266          B            12.81%
825 3rd Avenue                                           450,745          C            14.58%
New York, NY 10022



     State Street Bank and Trust Company acts as custodian for certain employee benefit plans and individual retirement accounts.


                   INVESTMENT OBJECTIVES, POLICIES AND RISKS

     The following disclosure supplements the disclosure set forth under the same caption in the Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.

REPURCHASE AGREEMENTS

     The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by the Adviser under guidelines approved by the Fund's Board of Trustees. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund's limitation on illiquid securities described herein. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

     Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, its agencies or instrumentalities) may have maturity dates exceeding one year.

"WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS


     The Fund may purchase and sell portfolio securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on securities in connection with such purchase transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on comparable securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account cash and portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objectives and policies and not for the purpose of investment leverage.

REVERSE REPURCHASE AGREEMENTS

     The Fund may enter into reverse repurchase agreements with respect to securities which could otherwise be sold by the Fund. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities.

     The Fund will establish a segregated account in which it will maintain cash or liquid securities equal in value to its obligations in respect of reverse repurchase agreements and, accordingly, the Fund will not treat such obligations as senior securities for purposes of the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. No more than 5% of the Fund's total assets may be invested in bank borrowings and reverse repurchase agreements.

LENDING OF SECURITIES

     Consistent with applicable legal and regulatory requirements, the Fund may lend portfolio securities to broker-dealers, banks and other institutional borrowers of securities provided such loans are callable at any time and are continuously secured by collateral that is at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the interest or dividends on the loaned securities, while at the same time earning interest on the collateral which is invested in short-term obligations or the Fund receives an agreed upon amount of interest from the borrower of the security. The Fund may pay reasonable finders' fees, administrative fees and custodial fees in connection with loans of its securities. There is no assurance as to the extent to which securities loans can be effected.


     If the borrower fails to maintain the requisite amount of collateral or return securities borrowed upon proper request, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Adviser to be creditworthy and when the consideration which can be earned from such loans is believed to justify the attendant risks. On termination of the loan, the borrower is required to return the securities to the Fund; any gain or loss in the market price during the loan would inure to the Fund.


     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan.

ILLIQUID SECURITIES



     The Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Board of Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as "no-action" letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.


DISCOUNT, ZERO COUPON SECURITIES AND PAYMENT-IN-KIND SECURITIES

     The Fund may invest in securities sold at a substantial discount from their value at maturity. Such securities include "zero coupon" and payment-in-kind securities of governmental or private issuers. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Payment-in-kind securities allow the issuer, at its option, to make current interest payments on such securities either in cash or additional securities. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis.

     Special tax considerations are associated with investing in certain lower-grade securities, such as zero coupon or pay-in-kind securities. See "Taxation" below.


CONVERTIBLE SECURITIES


     A convertible security is a bond, debenture, note, preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time and at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible income securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.



     The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying security). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying security. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying security approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying security while holding a fixed income security.


     Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments.

PREFERRED STOCK

     Preferred stock generally has a preference as to dividends and upon liquidation over an issuer's common stock but ranks junior to other income securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on income securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may provide that, in the event the issuer fails to make a specified number of dividend payments, the holders of the preferred stock will have the right to elect a specified number of directors to the issuer's board. Preferred stock also may be subject to optional or mandatory redemption provisions.

LOANS

     The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer and one or more financial institutions ("Lenders"). The Fund's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan ("Loan Agreement"), nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

                             STRATEGIC TRANSACTIONS


     The Fund may, but is not required to, use various Strategic Transactions (as defined in the Prospectus) to earn income, facilitate portfolio management, and mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. Although the Adviser seeks to use such transactions to further the Fund's investment objectives, no assurance can be given that the use of these transactions will achieve this result.


     In the course of pursuing these investment strategies, the Fund may purchase and sell derivative securities such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, fixed-income and interest rate indices and other financial instruments, purchase and sell financial futures contracts and options on futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures contracts (collectively, all the above are called "Strategic Transactions"). Among other things, Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange markets, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

     The Fund may sell options on securities the Fund owns or has the right to purchase without additional payments, up to 25% of the Fund's net assets, for non-hedging purposes. When the Fund sells an option, if the underlying securities do not increase (in the case of a call option) or decrease (in the case of a put option) to a price level that would make the exercise of the option profitable to the holder of the option, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the option holder purchases the underlying security at the strike price and the Fund does not participate in any increase in the price of such securities above the strike price. In addition, the Fund would need to replace the underlying securities at prices which may not be advantageous to the Fund. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

     Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.


     Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlement, or the inability to deliver or receive a specified currency. The use of options and futures contracts transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures contracts and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. Income earned or deemed to be earned, if any, by the Fund from its Strategic Transactions will generally be taxable.

OPTIONS

     Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

     With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.

     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from Standard & Poor's ("S&P") or "P-1" from Moody's Investors Service, Inc. ("Moody's") or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that, in general, OTC options on securities (other than U.S. government securities) purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on illiquid securities described herein.

     If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

     The Fund may purchase and sell call or put options on securities, including U.S. Treasury and agency securities, foreign sovereign debt, mortgage-backed securities, corporate debt securities, Eurodollar instruments and foreign debt securities that are traded on U.S. and foreign securities exchanges and in the OTC markets and related futures contracts on such securities, indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

FUTURES CONTRACTS


     The Fund may enter into financial futures contracts or purchase or sell put and call options on futures contracts as a hedge against anticipated interest rate or currency market changes, for duration management and for risk management purposes. Futures contracts are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amounts). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.



     The Fund's use of financial futures contracts and options on futures contracts will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option on a futures contract requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures contracts involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures contract position just as it would for any position. Futures contracts and options on futures contracts are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

     The Fund will not enter into a futures contract or an option on a futures contract (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options on futures contracts would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options on futures contracts are described below.


OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

     The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

CURRENCY TRANSACTIONS

     The Fund may engage in currency transactions with counterparties to manage the value of currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures contracts, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with counterparties rated A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC options) are determined to be of equivalent credit quality by the Adviser.

     The Fund's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

     The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to cross-hedging or proxy hedging as described below.


     The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.



     To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.


     Risks of Currency Transactions. Currency transactions are subject to risks different from other transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

COMBINED TRANSACTIONS


     The Fund may enter into multiple transactions, including multiple options transactions, multiple futures contracts transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures contracts, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

SWAPS, CAPS, FLOORS AND COLLARS

     Among the Strategic Transactions into which the Fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.


     The Fund may enter into swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least
"A" by S&P or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. A large number of banks and investment banking firms act both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

RISKS OF STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES

     When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS


     Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash and liquid securities to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash and liquid securities at least equal to the current amount of the obligation must be segregated. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash and liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash and liquid securities equal to the exercise price. A currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate cash and liquid securities equal to the amount of the Fund's obligation.


     OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, swaps, caps, floors and collars will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash and liquid securities equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash and liquid securities equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of cash and liquid securities equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

     In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.

     With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash and liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and liquid securities with a value equal to the Fund's net obligation, if any.


     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund also may enter into offsetting transactions so that its combined position, coupled with any segregated cash and liquid securities, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash and liquid securities if the Fund held a futures contract or forward contract, it could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions also may be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash and liquid securities equal to any remaining obligation would need to be segregated.


     The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

                            INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. These restrictions provide that the Fund shall not:

      1. Purchase any securities (other than obligations issued or guaranteed by the U.S. government or by its instrumentalities) if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or, if, as a result, the Fund would hold more than 10% of the outstanding voting securities of an issuer; except that up to 25% of the Fund's total assets may be invested without regard to such limitations, and except that the Fund may purchase securities of other investment companies without regard to such limitations to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      2. Invest more than 25% of its assets in a single industry. (Neither the U.S. government nor any of its agencies or instrumentalities will be considered an industry for purposes of this restriction.)

      3. Borrow money, except for temporary purposes from banks or in reverse repurchase transactions as described in the Statement of Additional Information and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge, or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowings may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into "when-issued" and "delayed delivery" transactions as described in the Prospectus or herein.

      4. Make loans, except that the Fund may purchase or hold debt obligations in accordance with the investment restrictions set forth in paragraph 1 above, may enter into repurchase agreements, and may lend its portfolio securities against collateral consisting of cash or of securities issued or guaranteed by the U.S. government or its agencies, which collateral is equal at all times to at least 100% of the value of the securities loaned, including accrued interest.

      5. Sell any securities "short", unless at all times when a short position is open the Fund owns an equal amount of the securities or of securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

      6. Write, purchase, or sell puts, calls or combinations thereof, or purchase or sell interest rate futures contracts or related options, except that the Fund may write covered call options with respect to its portfolio securities and enter into closing purchase transactions with respect to such options, to a maximum of 25% of its net assets and except that the Fund may invest in hedging instruments as described in the Prospectus and the Statement of Additional Information from time to time.

      7. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

      8. Make investments for the purpose of exercising control or management, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      9. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     10. Invest in interests in oil, gas, or other mineral exploration or development programs.


     11. Purchase or sell real estate, commodities, or commodity contracts, except for investments in hedging instruments as described in the Prospectus and this Statement of Additional Information from time to time.

                        TRUSTEE AND OFFICER INFORMATION



     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.



                             INDEPENDENT TRUSTEES:



                                                                              NUMBER OF
                                          TERM OF                              FUNDS IN
                                         OFFICE AND                              FUND
                            POSITION(S)  LENGTH OF                             COMPLEX
 NAME, AGE AND ADDRESS OF    HELD WITH      TIME     PRINCIPAL OCCUPATION(S)   OVERSEEN    OTHER DIRECTORSHIPS
   INDEPENDENT TRUSTEE         FUND        SERVED      DURING PAST 5 YEARS    BY TRUSTEE     HELD BY TRUSTEE
 ------------------------   -----------  ----------  -----------------------  ----------   -------------------
J. Miles Branagan (70)....  Trustee      +           Private investor.            57
1632 Morning Mountain Road                           Trustee/ Director of
Raleigh, NC 27614                                    funds in the Fund
                                                     Complex. Co-founder,
                                                     and prior to August
                                                     1996, Chairman, Chief
                                                     Executive Officer and
                                                     President, MDT
                                                     Corporation (now known
                                                     as Getinge/Castle,
                                                     Inc., a subsidiary of
                                                     Getinge Industrier AB),
                                                     a company which
                                                     develops, manufactures,
                                                     markets and services
                                                     medical and scientific
                                                     equipment.

Jerry D. Choate (63)......  Trustee      +           Trustee/Director of          57       Director of Amgen
53 Monarch Bay Drive                                 funds in the Fund                     Inc., a
Dana Point, CA 92629                                 Complex. Prior to                     biotechnological
                                                     January 1999, Chairman                company, and
                                                     and Chief Executive                   Director of Valero
                                                     Officer of the Allstate               Energy Corporation,
                                                     Corporation                           an independent
                                                     ("Allstate") and                      refining company.
                                                     Allstate Insurance
                                                     Company. Prior to
                                                     January 1995, President
                                                     and Chief Executive
                                                     Officer of Allstate.
                                                     Prior to August 1994,
                                                     various management
                                                     positions at Allstate.

                                                                              NUMBER OF
                                          TERM OF                              FUNDS IN
                                         OFFICE AND                              FUND
                            POSITION(S)  LENGTH OF                             COMPLEX
 NAME, AGE AND ADDRESS OF    HELD WITH      TIME     PRINCIPAL OCCUPATION(S)   OVERSEEN    OTHER DIRECTORSHIPS
   INDEPENDENT TRUSTEE         FUND        SERVED      DURING PAST 5 YEARS    BY TRUSTEE     HELD BY TRUSTEE
 ------------------------   -----------  ----------  -----------------------  ----------   -------------------

Linda Hutton Heagy (54)...  Trustee      +           Regional Managing            57
Sears Tower                                          Partner of Heidrick &
233 South Wacker Drive                               Struggles, an executive
Suite 7000                                           search firm. Trustee/
Chicago, IL 60606                                    Director of funds in
                                                     the Fund Complex.
                                                     Trustee on the
                                                     University of Chicago
                                                     Hospitals Board, Vice
                                                     Chair of the Board of
                                                     the YMCA of
                                                     Metropolitan Chicago
                                                     and a member of the
                                                     Women's Board of the
                                                     University of Chicago.
                                                     Prior to 1997, Partner,
                                                     Ray & Berndtson, Inc.,
                                                     an executive recruiting
                                                     firm. Prior to 1996,
                                                     Trustee of The
                                                     International House
                                                     Board, a fellowship and
                                                     housing organization
                                                     for international
                                                     graduate students.
                                                     Formerly, Executive
                                                     Vice President of ABN
                                                     AMRO, N.A., a Dutch
                                                     bank holding company.
                                                     Prior to 1992,
                                                     Executive Vice
                                                     President of La Salle
                                                     National Bank.

                                                                              NUMBER OF
                                          TERM OF                              FUNDS IN
                                         OFFICE AND                              FUND
                            POSITION(S)  LENGTH OF                             COMPLEX
 NAME, AGE AND ADDRESS OF    HELD WITH      TIME     PRINCIPAL OCCUPATION(S)   OVERSEEN    OTHER DIRECTORSHIPS
   INDEPENDENT TRUSTEE         FUND        SERVED      DURING PAST 5 YEARS    BY TRUSTEE     HELD BY TRUSTEE
 ------------------------   -----------  ----------  -----------------------  ----------   -------------------

R. Craig Kennedy (50).....  Trustee      +           Director and President,      57
1744 R Street, N.W.                                  German Marshall Fund of
Washington, D.C. 20009                               the United States, an
                                                     independent U.S.
                                                     foundation created to
                                                     deepen understanding,
                                                     promote collaboration
                                                     and stimulate exchanges
                                                     of practical experience
                                                     between Americans and
                                                     Europeans. Trustee/
                                                     Director of funds in
                                                     the Fund Complex.
                                                     Formerly, advisor to
                                                     the Dennis Trading
                                                     Group Inc., a managed
                                                     futures and option
                                                     company that invests
                                                     money for individuals
                                                     and institutions. Prior
                                                     to 1992, President and
                                                     Chief Executive
                                                     Officer, Director and
                                                     member of the
                                                     Investment Committee of
                                                     the Joyce Foundation, a
                                                     private foundation.

Jack E. Nelson (66).......  Trustee      +           President, Nelson            57
423 Country Club Drive                               Investment Planning
Winter Park, FL 32789                                Services, Inc., a
                                                     financial planning
                                                     company and registered
                                                     investment adviser in
                                                     the State of Florida.
                                                     President, Nelson Ivest
                                                     Brokerage Services
                                                     Inc., a member of the
                                                     National Association of
                                                     Securities Dealers,
                                                     Inc. and Securities
                                                     Investors Protection
                                                     Corp. Trustee/ Director
                                                     of funds in the Fund
                                                     Complex.

                                                                              NUMBER OF
                                          TERM OF                              FUNDS IN
                                         OFFICE AND                              FUND
                            POSITION(S)  LENGTH OF                             COMPLEX
 NAME, AGE AND ADDRESS OF    HELD WITH      TIME     PRINCIPAL OCCUPATION(S)   OVERSEEN    OTHER DIRECTORSHIPS
   INDEPENDENT TRUSTEE         FUND        SERVED      DURING PAST 5 YEARS    BY TRUSTEE     HELD BY TRUSTEE
 ------------------------   -----------  ----------  -----------------------  ----------   -------------------

Suzanne H. Woolsey (60)...  Trustee      +           Chief Communications         57       Director of
2101 Constitution Ave.,                              Officer of the National               Neurogen
N.W.                                                 Academy of Sciences/                  Corporation, a
Room 285                                             National Research                     pharmaceutical
Washington, D.C. 20418                               Council, an                           company, since
                                                     independent, federally                January 1998.
                                                     chartered policy
                                                     institution, since 2001
                                                     and previously Chief
                                                     Operating Officer from
                                                     1993 to 2001.
                                                     Trustee/Director of
                                                     funds in the Fund
                                                     Complex. Director of
                                                     the Institute for
                                                     Defense Analyses, a
                                                     federally funded
                                                     research and
                                                     development center,
                                                     Director of the German
                                                     Marshall Fund of the
                                                     United States, Trustee
                                                     of Colorado College and
                                                     Vice Chair of the Board
                                                     of the Council for
                                                     Excellence in
                                                     Government. Prior to
                                                     1993, Executive
                                                     Director of the
                                                     Commission on
                                                     Behavioral and Social
                                                     Sciences and Education
                                                     at the National Academy
                                                     of Sciences/National
                                                     Research Council. From
                                                     1980 through 1989,
                                                     Partner of Coopers &
                                                     Lybrand.

                              INTERESTED TRUSTEES:



                                                                              NUMBER OF
                                          TERM OF                              FUNDS IN
                                         OFFICE AND                              FUND
                            POSITION(S)  LENGTH OF                             COMPLEX
 NAME, AGE AND ADDRESS OF    HELD WITH      TIME     PRINCIPAL OCCUPATION(S)   OVERSEEN    OTHER DIRECTORSHIPS
    INTERESTED TRUSTEE         FUND        SERVED      DURING PAST 5 YEARS    BY TRUSTEE     HELD BY TRUSTEE
 ------------------------   -----------  ----------  -----------------------  ----------   -------------------
Mitchell M. Merin* (48)...  Trustee      +           President and Chief          57
1221 Avenue of the                                   Operating Officer of
Americas                                             Morgan Stanley
New York, NY 10020                                   Investment Management
                                                     since December 1998.
                                                     President and Director
                                                     since April 1997 and
                                                     Chief Executive Officer
                                                     since June 1998 of
                                                     Morgan Stanley
                                                     Investment Advisors
                                                     Inc. and Morgan Stanley
                                                     Services Company Inc.
                                                     Chairman, Chief
                                                     Executive Officer and
                                                     Director of Morgan
                                                     Stanley Distributors
                                                     Inc. since June 1998.
                                                     Chairman and Chief
                                                     Executive Officer since
                                                     June 1998, and Director
                                                     since January 1998 of
                                                     Morgan Stanley Trust.
                                                     Director of various
                                                     Morgan Stanley
                                                     subsidiaries. President
                                                     of the Morgan Stanley
                                                     Funds since May 1999.
                                                     Trustee/ Director of
                                                     funds in the Fund
                                                     Complex. Previously
                                                     Chief Strategic Officer
                                                     of Morgan Stanley
                                                     Investment Advisors
                                                     Inc. and Morgan Stanley
                                                     Services Company Inc.
                                                     and Executive Vice
                                                     President of Morgan
                                                     Stanley Distributors
                                                     Inc. April 1997-June
                                                     1998, Vice President of
                                                     the Morgan Stanley
                                                     Funds May 1997-April
                                                     1999, and Executive
                                                     Vice President of Dean
                                                     Witter, Discover & Co.
                                                     prior to May 1997.

                                                                              NUMBER OF
                                          TERM OF                              FUNDS IN
                                         OFFICE AND                              FUND
                            POSITION(S)  LENGTH OF                             COMPLEX
 NAME, AGE AND ADDRESS OF    HELD WITH      TIME     PRINCIPAL OCCUPATION(S)   OVERSEEN    OTHER DIRECTORSHIPS
    INTERESTED TRUSTEE         FUND        SERVED      DURING PAST 5 YEARS    BY TRUSTEE     HELD BY TRUSTEE
 ------------------------   -----------  ----------  -----------------------  ----------   -------------------


Richard F. Powers, III*     Trustee and  +           Chairman, President,         94
(56)......................  President                Chief Executive
1 Parkview Plaza                                     Officer, Director and
P.O. Box 5555                                        Managing Director of
Oakbrook Terrace, IL 60181                           Van Kampen Investments.
                                                     Chairman, Director and
                                                     Chief Executive Officer
                                                     of the Advisers, the
                                                     Distributor and Van
                                                     Kampen Advisors Inc.
                                                     since 1998. Managing
                                                     Director of the
                                                     Advisers, the
                                                     Distributor and Van
                                                     Kampen Advisors Inc.
                                                     since July 2001.
                                                     Director and Officer of
                                                     certain other
                                                     subsidiaries of Van
                                                     Kampen Investments.
                                                     Chief Sales and
                                                     Marketing Officer of
                                                     Morgan Stanley Dean
                                                     Witter Asset Management
                                                     Inc. Trustee/Director
                                                     and President or
                                                     Trustee, President and
                                                     Chairman of the Board
                                                     of funds in the Fund
                                                     Complex. Prior to May
                                                     1998, Executive Vice
                                                     President and Director
                                                     of Marketing at Morgan
                                                     Stanley Dean Witter and
                                                     Director of Dean Witter
                                                     Discover & Co. and Dean
                                                     Witter Realty. Prior to
                                                     1996, Director of Dean
                                                     Witter Reynolds Inc.

Wayne W. Whalen* (62).....  Trustee      +           Partner in the law firm      94
333 West Wacker Drive                                of Skadden, Arps,
Chicago, IL 60606                                    Slate, Meagher & Flom
                                                     (Illinois), legal
                                                     counsel to funds in the
                                                     Fund Complex.
                                                     Trustee/Director/Managing
                                                     General Partner of
                                                     funds in the Fund
                                                     Complex.


------------------------------------

+ See Table D below.



* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley or its affiliates.

                                   OFFICERS:



                                                             TERM OF
                                                            OFFICE AND
                                                            LENGTH OF
                                      POSITION(S) HELD         TIME      PRINCIPAL OCCUPATION(S) DURING PAST
NAME, AGE AND ADDRESS OF OFFICER         WITH FUND            SERVED                   5 YEARS
--------------------------------      ----------------      ----------   -----------------------------------
Stephen L. Boyd (61)...........   Vice President            ++          Managing Director and Chief Investment
2800 Post Oak Blvd.                                                     Officer of Van Kampen Investments, and
45th Floor                                                              Managing Director and President of the
Houston, TX 77056                                                       Advisers and Van Kampen Advisors Inc.
                                                                        Executive Vice President and Chief
                                                                        Investment Officer of funds in the
                                                                        Fund Complex. Prior to December 2000,
                                                                        Executive Vice President and Chief
                                                                        Investment Officer of Van Kampen
                                                                        Investments, and President and Chief
                                                                        Operating Officer of the Advisers.
                                                                        Prior to April 2000, Executive Vice
                                                                        President and Chief Investment Officer
                                                                        for Equity Investments of the
                                                                        Advisers. Prior to October 1998, Vice
                                                                        President and Senior Portfolio Manager
                                                                        with AIM Capital Management, Inc.
                                                                        Prior to February 1998, Senior Vice
                                                                        President and Portfolio Manager of Van
                                                                        Kampen American Capital Asset
                                                                        Management, Inc., Van Kampen American
                                                                        Capital Investment Advisory Corp. and
                                                                        Van Kampen American Capital
                                                                        Management, Inc.

Joseph J. McAlinden (59).......   Chief Investment          ++          Managing Director and Chief Investment
1221 Avenue of the Americas       Officer                               Officer of Morgan Stanley Investment
New York, NY 10020                                                      Advisors Inc. and Director of Morgan
                                                                        Stanley Trust for over 5 years.


                                                             TERM OF
                                                            OFFICE AND
                                                            LENGTH OF
                                      POSITION(S) HELD         TIME      PRINCIPAL OCCUPATION(S) DURING PAST
NAME, AGE AND ADDRESS OF OFFICER         WITH FUND            SERVED                   5 YEARS
--------------------------------      ----------------      ----------   -----------------------------------
A. Thomas Smith III (45).......   Vice President and        ++          Managing Director and Director of Van
1221 Avenue of the Americas       Secretary                             Kampen Investments, Director of the
New York, NY 10020                                                      Advisers, Van Kampen Advisors Inc.,
                                                                        the Distributor, Investor Services and
                                                                        certain other subsidiaries of Van
                                                                        Kampen Investments. Managing Director
                                                                        and General Counsel-Mutual Funds of
                                                                        Morgan Stanley Investment Advisors,
                                                                        Inc. Vice President or Principal Legal
                                                                        Officer and Secretary of funds in the
                                                                        Fund Complex. Prior to July 2001,
                                                                        Managing Director, General Counsel,
                                                                        Secretary and Director of Van Kampen
                                                                        Investments, the Advisers, the
                                                                        Distributor, Investor Services, and
                                                                        certain other subsidiaries of Van
                                                                        Kampen Investments. Prior to December
                                                                        2000, Executive Vice President,
                                                                        General Counsel, Secretary and
                                                                        Director of Van Kampen Investments,
                                                                        the Advisers, Van Kampen Advisors
                                                                        Inc., the Distributor, Investor
                                                                        Services and certain other
                                                                        subsidiaries of Van Kampen
                                                                        Investments. Prior to January 1999,
                                                                        Vice President and Associate General
                                                                        Counsel to New York Life Insurance
                                                                        Company ("New York Life"), and prior
                                                                        to March 1997, Associate General
                                                                        Counsel of New York Life. Prior to
                                                                        December 1993, Assistant General
                                                                        Counsel of The Dreyfus Corporation.
                                                                        Prior to August 1991, Senior
                                                                        Associate, Willkie Farr & Gallagher.
                                                                        Prior to January 1989, Staff Attorney
                                                                        at the Securities and Exchange
                                                                        Commission, Division of Investment
                                                                        Management, Office of Chief Counsel.

John R. Reynoldson (49)........   Vice President            ++          Executive Director of the Advisers and
1 Parkview Plaza                                                        Van Kampen Advisors Inc. Vice
Oakbrook Terrace, IL 60181                                              President of funds in the Fund
                                                                        Complex. Prior to July 2001, Principal
                                                                        and Co-head of the Fixed Income
                                                                        Department of the Advisers and Van
                                                                        Kampen Advisors Inc. Prior to December
                                                                        2000, Senior Vice President of the
                                                                        Advisers and Van Kampen Advisors Inc.
                                                                        Prior to May 2000, he managed the
                                                                        investment grade taxable group for the
                                                                        Advisers since July 1999. From July
                                                                        1988 to June 1999, he managed the
                                                                        government securities bond group for
                                                                        Asset Management. Mr. Reynoldson has
                                                                        been with Asset Management since April
                                                                        1987.

                                                             TERM OF
                                                            OFFICE AND
                                                            LENGTH OF
                                      POSITION(S) HELD         TIME      PRINCIPAL OCCUPATION(S) DURING PAST
NAME, AGE AND ADDRESS OF OFFICER         WITH FUND            SERVED                   5 YEARS
--------------------------------      ----------------      ----------   -----------------------------------


John L. Sullivan (46)..........   Vice President, Chief     ++          Executive Director of Van Kampen
1 Parkview Plaza                  Financial Officer and                 Investments, the Advisers and Van
Oakbrook Terrace, IL 60181        Treasurer                             Kampen Advisors Inc. Vice President,
                                                                        Chief Financial Officer and Treasurer
                                                                        of funds in the Fund Complex.

John H. Zimmermann, III (44)...   Vice President            ++          Managing Director and Director of Van
Harborside Financial Center                                             Kampen Investments, and Managing
Plaza 2 - 7th Floor                                                     Director, President and Director of
Jersey City, NJ 07311                                                   the Distributor. Vice President of
                                                                        funds in the Fund Complex. Prior to
                                                                        December 2000, President of Van Kampen
                                                                        Insurance Agency of Illinois Inc., and
                                                                        Senior Vice President and Director of
                                                                        Van Kampen Investments. From November
                                                                        1992 to December 1997, Mr. Zimmermann
                                                                        was Senior Vice President of the
                                                                        Distributor.



     ++ See Table E below.



     As of the date of this Statement of Additional Information, each trustee/director holds the same position with each of the 57 operating open-end funds in the Fund Complex (the "Open-End Fund Complex"). Each trustee/director who is not an affiliated person of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Open-End Fund Complex. Each fund in the Open-End Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the same economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Open-End Fund Complex provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.



     The compensation of each Non-Affiliated Trustee for the Open-End Fund Complex includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Open-End Fund Complex on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Open-End Fund Complex in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee/director, provided that no compensation will be paid in connection with certain telephonic special meetings.



     Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Open-End Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Open-End Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.



     Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from the Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from the Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Fund. The retirement plan contains an Open-End Fund Complex retirement benefit cap of $60,000 per year.


     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE


                                                           Open-End Fund Complex
                                             -------------------------------------------------
                                                                Aggregate
                                              Aggregate         Estimated            Total
                                             Pension or          Maximum         Compensation
                                             Retirement      Annual Benefits        before
                              Aggregate       Benefits          from the         Deferral from
                             Compensation    Accrued as       Open-End Fund        Open-End
                               from the        Part of        Complex Upon           Fund
          Name(1)              Trust(2)      Expenses(3)      Retirement(4)       Complex(5)
          -------            ------------    -----------    -----------------    -------------
J. Miles Branagan               $1,504         $55,340           $60,000           $124,400
Jerry D. Choate                  1,304          19,952            60,000            112,000
Linda Hutton Heagy               1,304           5,454            60,000            112,000
R. Craig Kennedy                 1,504           3,654            60,000            124,400
Jack E. Nelson                   1,504          27,520            60,000            124,400
Wayne W. Whalen                  1,504          18,424            60,000            124,400(5)
Suzanne H. Woolsey               1,504          12,355            60,000            124,400


------------------------------------


(1) Trustees not eligible for compensation are not included in the Compensation Table. Phillip B. Rooney resigned as a member of the Board of Trustees for the Trust and other funds in the Open-End Fund Complex on March 27, 2002.



(2) The amounts shown in this column represent the aggregate compensation before deferral from the operating series of the Trust during the fiscal year ended March 31, 2002. The details of aggregate compensation before deferral for each operating series of the Trust during the fiscal year ended March 31, 2002 are shown in Table A below. The details of compensation deferred for each operating series of the Trust during the fiscal year ended March 31, 2002 are shown in Table B below. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Open-End Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Open-End Fund Complex. To the extent permitted by the 1940 Act, each fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The details of cumulative deferred compensation (including interest) for each operating series of the Trust as of March 31, 2002 are shown in Table C below. The deferred compensation plan is described above the Compensation Table.



(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating investment companies in the Open-End Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2001. The retirement plan is described above the Compensation Table.



(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Open-End Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table. Each Trustee has served as a member of the Board of Trustees since the year set forth in Table D below.



(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Open-End Fund Complex as of December 31, 2001 before deferral by the trustees under the deferred compensation plan. Because the funds in the Open-End Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Open-End Fund Complex during the calendar year ended December 31, 2001. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Open-End Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Open-End Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Open-End Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen earned Total Compensation of $276,650 during the calendar year ended December 31, 2001.


                                    TABLE A


                        2002 AGGREGATE COMPENSATION FROM

                           THE TRUST AND EACH SERIES


                                                                              TRUSTEE
                                      FISCAL    -------------------------------------------------------------------
             FUND NAME               YEAR-END   BRANAGAN   CHOATE    HEAGY    KENNEDY   NELSON    WHALEN    WOOLSEY
             ---------               --------   --------   ------    -----    -------   ------    ------    -------
High Yield Fund.....................   3/31      $1,504    $1,304    $1,304   $1,504    $1,504    $1,504    $1,504
Managed Short-Term Income Fund*.....   3/31           0         0         0        0         0         0         0
                                                 ------    ------    ------   ------    ------    ------    ------
  Trust Total.......................             $1,504    $1,304    $1,304   $1,504    $1,504    $1,504    $1,504


------------------------------------


 * The Managed Short-Term Income Fund had not commenced investment operations as of March 31, 2002.

                                    TABLE B


                   2002 AGGREGATE COMPENSATION DEFERRED FROM

                           THE TRUST AND EACH SERIES


                                                                                TRUSTEE
                                             FISCAL    ---------------------------------------------------------
                 FUND NAME                  YEAR-END   BRANAGAN   CHOATE    HEAGY    KENNEDY   NELSON    WHALEN
                 ---------                  --------   --------   ------    -----    -------   ------    ------
High Yield Fund............................   3/31      $1,504    $1,304    $1,304   $  924    $1,504    $1,504
Managed Short-Term Income Fund*............   3/31           0         0         0        0         0         0
                                                        ------    ------    ------   ------    ------    ------
  Trust Total..............................             $1,504    $1,304    $1,304   $  924    $1,504    $1,504


------------------------------------


 * The Managed Short-Term Income Fund had not commenced investment operations as of March 31, 2002.


                                    TABLE C


                     2002 CUMULATIVE COMPENSATION DEFERRED

                 (PLUS INTEREST) FROM THE TRUST AND EACH SERIES

                                                                     CURRENT TRUSTEES                            FORMER TRUSTEES
                                    FISCAL    ---------------------------------------------------------------   -----------------
            FUND NAME              YEAR-END   BRANAGAN    CHOATE     HEAGY     KENNEDY     NELSON     WHALEN     MILLER     REES
            ---------              --------   --------    ------     -----     -------     ------     ------     ------     ----
High Yield Fund...................   3/31     $13,967     $3,026     $7,761    $16,216    $30,034    $17,958     $5,830    $2,885
Managed Short-Term Income Fund*...   3/31           0          0          0          0          0          0          0         0
                                              -------     ------     ------    -------    -------    -------     ------    ------
 Trust Total......................            $13,697     $3,026     $7,761    $16,216    $30,034    $17,958     $5,830    $2,885

                                          FORMER TRUSTEES
                                    ----------------------------
            FUND NAME               ROBINSON    ROONEY    SISTO
            ---------               --------    ------    -----
High Yield Fund...................  $ 9,228    $ 7,443    $5,691
Managed Short-Term Income Fund*...        0          0         0
                                    -------    -------    ------
 Trust Total......................  $ 9,228    $ 7,443    $5,691


------------------------------------


* The Managed Short-Term Income Fund had not commenced investment operations as of March 31, 2002.



                                    TABLE D


          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST


                                                                        TRUSTEE
                                   ---------------------------------------------------------------------------------
FUND NAME                          BRANAGAN   CHOATE   HEAGY    KENNEDY   MERIN   NELSON   POWERS   WHALEN   WOOLSEY
---------                          --------   ------   -----    -------   -----   ------   ------   ------   -------
High Yield Fund...................   1995      1999     1995     1993     1999     1986     1999     1986     1999
Managed Short-Term Income Fund....   1999      1999     1999     1999     1999     1999     1999     1999     1999



                                    TABLE E



          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST



                                                                         OFFICER
                                              -------------------------------------------------------------
FUND NAME                                     BOYD   MCALINDEN   REYNOLDSON   SMITH   SULLIVAN   ZIMMERMANN
---------                                     ----   ---------   ----------   -----   --------   ----------
High Yield Fund.............................. 1998     2002         2000      1999      1996        2000
Managed Short-Term Income Fund............... 1999     2002         2000      1999      1999        2000



     During the Fund's last fiscal year, the Board of Trustees had three standing committees (an audit committee, a brokerage and services committee and a retirement plan committee) and one ad hoc committee (a nominating committee). The Board's audit committee consists of J. Miles Branagan, Jerry D. Choate and
R. Craig Kennedy. The audit committee makes recommendations to the Board of Trustees concerning the selection of the Fund's independent public accountants, reviews with such accountants the scope and results of the Fund's annual audit and considers any comments which the accountants may have regarding the Fund's financial statements, books of account or internal controls. The Board's brokerage and services committee consists of Linda Hutton Heagy, Jack E. Nelson and Suzanne H. Woolsey. The brokerage and services committee reviews the Board's allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Investor Services. The Fund's retirement plan committee consists of Linda Hutton Heagy, R. Craig Kennedy and Jack E. Nelson. The retirement plan committee is responsible for reviewing the terms of the Fund's retirement plan and reviews any administrative matters which arise with respect thereto. During the Fund's last fiscal year, the audit committee of the Board held 2 meetings and the brokerage and services committee of the Board held 7 meetings. The retirement plan committee of the Board does not meet on a regular basis, but does meet on an ad hoc basis as necessary to administer the retirement plan. The trustees of the Fund who are not "interested persons" of the Fund (as defined by the 1940 Act)(referred to herein as "Independent Trustees" or "non-interested trustees") select and nominate any other non-interested trustees of the Fund. The Board has an ad hoc nominating committee currently consisting of J. Miles Branagan, Linda Hutton Heagy and R. Craig Kennedy. While the non-interested trustees of the Funds expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will review nominations from shareholders to fill any vacancies. Nominations from shareholders should be in writing and addressed to the non-interested trustees at the Fund's office.



     In addition to deferred compensation balances as described in the Compensation Table, as of December 31, 2001, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Fund beneficially owned equity securities of the Fund and of all of the funds in the Open-End Fund Complex overseen by the trustee in the dollar range amounts specified below.



                2001 TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES



                              INDEPENDENT TRUSTEES



                                                   BRANAGAN    CHOATE    HEAGY     KENNEDY    NELSON  WOOLSEY
                                                  ----------  --------  --------  ----------  ------  --------
DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
High Yield Fund                                   $1-$10,000    none      none    $1-$10,000   none     none
Managed Short-Term Income Fund                       none       none      none       none      none     none
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
  ALL REGISTERED INVESTMENT COMPANIES OVERSEEN       over     $10,001-  $10,001-     over             $10,001-
  BY TRUSTEE IN THE OPEN-END FUND COMPLEX          $100,000   $50,000   $50,000    $100,000    none   $50,000

                              INTERESTED TRUSTEES



                                                             MERIN           POWERS           WHALEN
                                                         -------------    -------------    -------------
DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
High Yield Fund                                              none             none         over $100,000
Managed Short-Term Income Fund                               none             none             none
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
  REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE
  IN THE OPEN-END FUND COMPLEX                           over $100,000    over $100,000    over $100,000



     As of July 2, 2002, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.



     The Fund, the Adviser and the Distributor have adopted a Code of Ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.



                         INVESTMENT ADVISORY AGREEMENT


     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objectives. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund renders periodic reports to the Fund's Board of Trustees and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such positions. The Fund, however, bears the costs of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountants fees, the costs of reports and proxies to shareholders, the compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments), and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any error of judgement or of law, or for any loss suffered by the

Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.

     The Advisory Agreement also provides that, in the event the expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in any jurisdiction in which the Fund's shares are qualified for offer and sale (excluding any expenses permitted to be excluded from the computation under applicable law or regulation), the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the fiscal year.

     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.


     In approving the Advisory Agreement, the Board of Trustees, including the non-interested Trustees, considered the nature, quality and scope of the services provided by the Adviser, the performance, fees and expenses of the Fund compared to other similar investment companies, the Adviser's expenses in providing the services and the profitability of the Adviser and its affiliated companies. The Board of Trustees also reviewed the benefit to the Adviser of receiving third party research paid for by Fund assets and the propriety of such an arrangement and evaluated other benefits the Adviser derives from its relationship with the Fund. The Board of Trustees considered the extent to which any economies of scale experienced by the Adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies at different asset levels, and considered the trends in the industry versus historical and projected sales and redemptions of the Fund. The Board of Trustees reviewed reports from third parties about the foregoing factors and considered changes, if any, in such items since its previous approval. The Board of Trustees discussed the financial strength of the Adviser and its affiliated companies and the capability of the personnel of the Adviser. The Board of Trustees reviewed the statutory and regulatory requirements for approval of advisory agreements. The Board of Trustees, including the non-interested Trustees, evaluated all of the foregoing and determined, in the exercise of its business judgment, that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders.

ADVISORY FEES


                                                         FISCAL YEAR ENDED MARCH 31,
                                                     ------------------------------------
                                                        2002         2001         2000
                                                        ----         ----         ----
Adviser received the approximate advisory fee net
  of fee waivers...................................  $2,129,000   $2,502,300   $2,944,700
Adviser waived the approximate advisory fee from
  the Fund.........................................  $  283,900   $  333,600   $  392,600


                                OTHER AGREEMENTS

     Accounting Services Agreement. The Fund has entered into an accounting services agreement pursuant to which Advisory Corp. provides accounting services to the Fund supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.


     During the fiscal years ended March 31, 2002, 2001 and 2000, Advisory Corp. received approximately $37,300, $50,900 and $89,500, respectively, in accounting services fees from the Fund.



     Legal Services Agreement. The Fund and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of each fund's minute books and records, preparation and oversight of each fund's regulatory reports and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.



     During the fiscal years ended March 31, 2002, 2001 and 2000, Van Kampen Investments received approximately $37,800, $27,800 and $12,400, respectively, in legal services fees from the Fund.


                            DISTRIBUTION AND SERVICE

     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved
(a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal years are shown in the chart below.



                                                                Total            Amounts
                                                             Underwriting      Retained by
                                                             Commissions       Distributor
                                                             ------------      -----------
Fiscal year ended March 31, 2002.......................        $728,131          $75,366
Fiscal year ended March 31, 2001.......................        $502,142          $57,425
Fiscal year ended March 31, 2000.......................        $418,154          $45,977


     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                     Total Sales Charge
                                                  -------------------------         Reallowed
                                                  As % of       As % of Net        To Dealers
Size of                                           Offering        Amount            As a % of
Investment                                         Price         Invested        Offering Price
------------------------------------------------------------------------------------------------
Less than $100,000..........................       4.75%           4.99%              4.25%
$100,000 but less than $250,000.............       3.75%           3.90%              3.25%
$250,000 but less than $500,000.............       2.75%           2.83%              2.25%
$500,000 but less than $1,000,000...........       2.00%           2.04%              1.75%
$1,000,000 or more..........................           *               *                  *
------------------------------------------------------------------------------------------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million. For single purchases of $20 million or more by an individual retail investor, the Distributor will pay, at the time of purchase and directly out of the Distributor's assets (and not out of the Fund's assets), a commission or transaction fee of 1.00% to authorized dealers who initiate and are responsible for such purchases. The commission or transaction fee of 1.00% will be computed on a percentage of the dollar value of such shares sold.

     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.

     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its quarterly sales of shares of the Fund and other Van Kampen funds and increases in net assets of the Fund and other Van Kampen funds over specified thresholds. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans". The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each such class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each such class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."


     Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary was prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequence to the Fund.



     The Distributor must submit quarterly reports to the Board of Trustees setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.


     For Class A Shares in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the amount of the Distributor's actual expenses incurred during such year less any deferred sales charges (if any) it received during such year (the "actual net expenses") or (ii) the distribution and service fees at the rates specified in the Prospectus (the "plan fees"). Therefore, to the extent the Distributor's actual net expenses in a given year are less than the plan fees for such year, the Fund only pays the actual net expenses. Alternatively, to the extent the Distributor's actual net expenses in a given year exceed the plan fees for such year, the Fund only pays the plan fees for such year. For Class A Shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.

     The Plans for Class B Shares and Class C Shares are similar to the Plans for Class A Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by the Fund so long as the Plans remain in effect. Thus, for each of the Class B Shares and Class C Shares, in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the applicable amount of the Distributor's actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by the Fund for such class of shares or (ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or contingent deferred sales charges in future years.

     Because of fluctuations in net asset value, the plan fees with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class.


     As of March 31, 2002, there were $2,238,476 and $64,793 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing 2.69% and 0.45% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plans are terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.


     Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.


     For the fiscal year ended March 31, 2002, the Fund's aggregate expenses paid under the Plans for Class A Shares were $473,882 or 0.25% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Class A shareholders and for administering the Class A Share Plans. For the fiscal year ended March 31, 2002, the Fund's aggregate expenses paid under the Plans for Class B Shares were $840,918 or 1.00% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $624,021 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $216,897 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Class B Share Plans. For the fiscal year ended March 31, 2002, the Fund's aggregate expenses paid under the Plans for Class C Shares were $145,134 or 1.00% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $84,322 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $60,812 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Share Plans.



     The Distributor has entered into agreements whereby shares of the Fund will be offered pursuant to such firm's retirement plan alliance program(s) with the following firms: (i) Morgan Stanley DW Inc., (ii) Merrill Lynch, Pierce, Fenner & Smith Inc., (iii) First Union National Bank, (iv) Huntington Bank, (v) Invesco Retirement and Benefit Services, Inc., (vi) Lincoln National Life Insurance Company, (vii) National Deferred Compensation, Inc., (viii) Wells Fargo Bank, N.A. on behalf of itself and its Affiliated Banks, (ix) The Prudential Insurance Company of America, (x) Charles Schwab & Co., Inc., (xi) Union Bank of California, N.A., (xii) Buck Consultants, Inc., (xiii) Vanguard Marketing Corporation (a wholly-owned subsidiary of The Vanguard Group, Inc.) (xiv) American Century Retirement Plan Services Inc., (xv) Fidelity Brokerage Services, Inc. & National Financial Services Corporation, (xvi) Franklin Templeton Investor Services, Inc., (xvii) Smith Barney, Inc., (xviii) SunGard Investment Products Inc. and (xix) GoldK Investment Services, Inc. Trustees and other fiduciaries of retirement plans seeking to invest in multiple fund families through a broker-dealer retirement plan alliance program should contact the firms mentioned above for further information concerning the program(s) including, but not limited to, minimum size and operational requirements.


                                 TRANSFER AGENT


     The Fund's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.


                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION


     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard are subject to review by the Board of Trustees of the Fund.


     As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include
(a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund.

     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.


     Effective October 31, 1996, Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co.") became an affiliate of the Adviser. Effective May 31, 1997, Morgan Stanley DW, Inc. ("Morgan Stanley DW") became an affiliate of the Adviser. The Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission paid to affiliated brokers.



     The Fund paid the following commissions to all brokers and affiliated brokers during the fiscal years shown:


Commissions Paid:


                                                                     Affiliated Brokers
                                                               ------------------------------
                                                       All        Morgan       Morgan Stanley
                                                     Brokers   Stanley & Co.         DW
                                                     -------   -------------   --------------
Fiscal year ended March 31, 2002..................    $688          $0               $0
Fiscal year ended March 31, 2001..................    $272          $0               $0
Fiscal year ended March 31, 2000..................    $  0          $0               $0
Fiscal 2002 Percentages:
  Commissions with affiliate to total commissions...........         0%               0%
  Value of brokerage transactions with affiliate to
    total transactions......................................         0%               0%



     During the fiscal year ended March 31, 2002, the Fund paid no brokerage commissions to brokers selected primarily on the basis of research services provided to the Adviser.


                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT

     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Van Kampen funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to Investor Services.

SHARE CERTIFICATES

     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc., c/o Investor Services, PO Box 218256, Kansas City, MO 64121-8256, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS


     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. State Street Bank and Trust Company serves as custodian under the IRA, 403(b)(7) and Money Purchase and Profit Sharing Keogh plans.


AUTOMATED CLEARING HOUSE("ACH") DEPOSITS


     Shareholders can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. To utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 341-2911 ((800)421-2833 for the hearing impaired).


DIVIDEND DIVERSIFICATION


     A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds (as defined in the Prospectus) so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing Keogh plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.


SYSTEMATIC WITHDRAWAL PLAN


     A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. If a shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established, the shareholder may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for periodic checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan and can be established on a form made available by the Fund when State Street Bank and Trust Company serves as the plan custodian. See "Shareholder
Services -- Retirement Plans."


     Class B Shareholders and Class C Shareholders who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.

REINSTATEMENT PRIVILEGE

     A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of the Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to

Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C (defined below) to subsequent redemptions. Reinstatements are made at the net asset value per share (without sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by State Street Bank and Trust Company for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Fund are available for sale.


                              REDEMPTION OF SHARES

     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

     In addition, if the Fund's Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities.

                    CONTINGENT DEFERRED SALES CHARGE-CLASS A


     As described in the Fund's Prospectus under "Purchase of Shares -- Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC -- Class A") may be imposed on certain redemptions made within one year of purchase. For purposes of the CDSC-Class A, when shares of one Participating Fund are exchanged for shares of another Participating Fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends.

                    WAIVER OF CLASS B AND CLASS C CONTINGENT
                             DEFERRED SALES CHARGES


     As described in the Fund's Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:


REDEMPTION UPON DEATH OR DISABILITY

     The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

     In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS


     The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Code Section 408(d)(4) or (5), the return of excess contributions or excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to U.S. Treasury regulation Section 1.401(k)-1(d)(2) or from the death or disability of the employee (see Code Section 72(m)(7) and

72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan.

     The amount of the shareholder's investment in the Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.

NO INITIAL COMMISSION OR TRANSACTION FEE

     The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge" in the Prospectus.

INVOLUNTARY REDEMPTIONS OF SHARES

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.

REDEMPTION BY ADVISER

     The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION

FEDERAL INCOME TAXATION OF THE FUND

     The Trust and each of its series, including the Fund, are treated as separate corporations for federal income tax purposes. The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.


     If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.


     To avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.


     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.


     Some of the Fund's investment practices are subject to special provisions of the Code that, among other things may (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited) and/or (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.


     Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.

PASSIVE FOREIGN INVESTMENT COMPANIES


     The Fund may invest in non-U.S. corporations that could be classified as "passive foreign investment companies" as defined for federal income tax purposes. For federal income tax purposes, such an investment may, among other things, cause the Fund to recognize income or gain without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would otherwise have been treated as capital gain.

DISTRIBUTIONS TO SHAREHOLDERS


     Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). For a summary of the maximum tax rates applicable to capital gain (including capital gain dividends), see "Capital Gains Rates" below. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.



     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal their fair market value on the distribution date.


     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Distributions from the Fund generally will not be eligible for the corporate dividends received deduction.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

     Income from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Such taxes will not be deductible or creditable by shareholders. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     Certain foreign currency gains or losses attributable to currency exchange rate fluctuations are treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the Fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, the Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital, or in some circumstances, as capital gains. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.


SALE OF SHARES


     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares sold are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains, see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.


CAPITAL GAINS RATES

     The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.

WITHHOLDING ON PAYMENTS TO NON-U.S. SHAREHOLDERS


     For purposes of this and the following paragraphs, a "Non-U.S. Shareholder" shall include any shareholder who is not



     - an individual who is a citizen or resident of the United States;



     - a corporation or partnership created or organized under the laws of the United States or any state or political subdivision thereof;



     - an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or



     - a trust that (i) is subject to the primary supervision of a U.S. court and which has one or more U.S. fiduciaries who have the authority to control all substantial decisions of the trust, or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

     A Non-U.S. Shareholder generally will be subject to withholding of U.S. federal income tax at a 30% rate (or lower applicable treaty rate), rather than backup withholding (discussed below), on dividends from the Fund (other than capital gain dividends) that are not "effectively connected" with a U.S. trade or business carried on by such shareholder if such shareholder furnishes to the Fund a properly completed Internal Revenue Service ("IRS") Form W-8 BEN certifying the shareholder's non-United States status.



     Non-effectively connected capital gain dividends and gains realized from the sale of shares will not be subject to U.S. federal income tax in the case of
(i) a Non-U.S. Shareholder that is a corporation and (ii) an individual Non-U.S. Shareholder who is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding and information reporting on capital gain dividends and gross proceeds paid to them upon the sale of their shares. See "Backup Withholding" and "Information Reporting" below.



     If income from the Fund or gains realized from the sale of shares are effectively connected with a Non-U.S. Shareholder's U.S. trade or business, then such amounts will not be subject to the 30% withholding described above but rather will be subject to U.S. federal income tax on a net basis at the tax rates applicable to U.S. citizens or domestic corporations. To establish that income from the Fund or gains realized from the sale of shares are effectively connected with a U.S. trade or business, a Non-U.S. Shareholder must provide the Fund with a properly completed IRS Form W-8ECI certifying that such amounts are effectively connected with the Non-U.S. Shareholder's U.S. trade or business. Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Fund that is effectively connected with a U.S. trade or business.



     The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. To claim tax treaty benefits, Non-U.S. Shareholders will be required to provide the Fund with a properly completed IRS Form W-8BEN certifying their entitlement to the benefits thereto. In addition, in certain cases where payments are made to a Non-U.S. Shareholder that is a partnership or other pass-through entity, both the entity and the persons holding an interest in the entity will need to provide certification. For example, an individual Non-U.S. Shareholder who holds shares in the Fund through a non-U.S. partnership must provide an IRS Form W-8BEN to claim the benefits of an applicable tax treaty. Non-U.S. Shareholders are advised to consult their advisers with respect to the tax implications of purchasing, holding and disposing of shares of the Fund.


BACKUP WITHHOLDING


     The Fund may be required to withhold federal income tax ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends to a shareholder (other than a Non-U.S. Shareholder) if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that the taxpayer identification number provided is correct, that the shareholder is not subject to backup withholding and that the shareholder is a U.S. person (as defined for U.S. federal income tax purposes). Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.



     Generally, dividends paid to Non-U.S. Shareholders that are subject to the 30% federal income tax withholding described above under "Withholding on Payments to Non-U.S. Shareholders" are not subject to backup withholding. To avoid backup withholding, Non-U.S. Shareholders must provide a properly completed IRS Form W-8BEN certifying their non-United States status.


     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

INFORMATION REPORTING


     The Fund must report annually to the IRS and to each shareholder (other than a Non-U.S. Shareholder) the amount of dividends, capital gain dividends or gross proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts. In the case of a Non-U.S. Shareholder, the Fund must report to the IRS and such shareholder the amount of dividends, capital gain dividends or gross proceeds paid that are subject to withholding (including backup withholding, if any) and the amount of tax withheld with respect to such amounts. This information may also be made available to the tax authorities in the Non-U.S. Shareholder's country of residence.


GENERAL

     The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                                FUND PERFORMANCE


     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one-year, five-year and ten-year periods (or life of the Fund, if shorter). Other total return quotations, aggregate or average, over other time periods may also be included.


     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Fund or to reflect that 12b-1 fees may have changed over time.


     Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.


     The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns.


     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares.

     Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

     In addition to total return information, the Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement) and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding.

     For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than the Fund's then current dividend rate.

     The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.

     Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, the Fund's investment policies, and the risks of investing in shares of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Yield and total return are calculated separately for Class A Shares, Class B Shares and Class C Shares. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.

     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.


     From time to time, marketing materials may provide a portfolio manager update, an Adviser update and discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top sector holdings and largest holdings. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their funds' shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by investors in the Dalbar study and the conclusions based therein are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Fund may also be marketed on the internet.


     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, the Dow Jones Industrial Average, Standard & Poor's indices, NASDAQ Composite Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.


     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

     The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover of this Statement of Additional Information.

CLASS A SHARES


     The Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one-year period ended March 31, 2002 was -14.34%, (ii) the five-year period ended March 31, 2002 was -1.42%, (iii) the ten-year period ended March 31, 2002 was 4.46% and (iv) the approximately fifteen-year, nine-month period since June 27, 1986 (commencement of distribution of Class A Shares of the Fund) through March 31, 2002 was 5.43%.



     The Fund's yield with respect to the Class A Shares for the 30-day period ending March 31, 2002 was 11.18%. The Fund's current distribution rate with respect to Class A Shares for the month ending March 31, 2002 was 12.36%.



     The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to the Class A Shares from June 27, 1986 (commencement of distribution of Class A Shares of the Fund) to March 31, 2002 was 130.07%.



     The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from June 27, 1986 (commencement of distribution of Class A Shares of the Fund) to March 31, 2002 was 141.52%.


CLASS B SHARES


     The Fund's average annual total return for Class B Shares listed below reflects the conversion of such shares into Class A Shares. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, convert to Class A Shares eight years after the end of the calendar year in which the shares were purchased.



     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund for (i) the one-year period ended March 31, 2002 was -13.87%, (ii) the five-year period ended March 31, 2002 was -1.41% and (iii) the approximately eight-year, ten-month period since May 17, 1993 (commencement of distribution of Class B Shares of the Fund) through March 31, 2002 was 3.09%.



     The Fund's yield with respect to the Class B Shares for the 30-day period ending March 31, 2002 was 10.92%. The Fund's current distribution rate with respect to Class A Shares for the month ending March 31, 2002 was 12.15%.



     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class B Shares from May 17, 1993 (commencement of distribution of Class B Shares of the Fund) to March 31, 2002 was 30.96%.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class B Shares from May 17, 1993 (commencement of distribution of Class B Shares of the Fund) to March 31, 2002 was 30.96%.


CLASS C SHARES


     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class C Shares of the Fund for (i) the one-year period ended March 31, 2002 was -11.51%, (ii) the five-year, period ended March 31, 2002 was -1.25% and (iii) the approximately eight-year, seven-month period since August 13, 1993 (commencement of distribution of Class C Shares of the
Fund) through March 31, 2002 was 2.43%.



     The Fund's yield with respect to the Class C Shares for the 30-day period ending March 31, 2002 was 10.94%. The Fund's current distribution rate with respect to Class A Shares for the month ending March 31, 2002 was 12.17%.



     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class C Shares from August 13, 1993 (commencement of distribution of Class C Shares of the Fund) to March 31, 2002 was 22.97%.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class C Shares from August 13, 1993 (commencement of distribution of Class C Shares of the Fund) to March 31, 2002 was 22.97%.


     These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred in the Fund's investment practices.

                               OTHER INFORMATION

     CUSTODY OF ASSETS

     Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as custodian. The custodian also provides accounting services to the Fund.

     SHAREHOLDER REPORTS

     Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent auditors.

     INDEPENDENT AUDITORS


     Independent auditors for the Fund perform an annual audit of the Fund's financial statements. The Fund's Board of Trustees has engaged Ernst & Young LLP, located at 233 South Wacker Drive, Chicago, Illinois 60606, to be the independent auditors.



     PricewaterhouseCoopers LLP, located at 200 East Randolph Drive, Chicago, Illinois 60601 ("PWC"), ceased being the Fund's independent auditors effective May 25, 2000. The cessation of the client-auditor relationship between the Fund and PWC was based on a possible business relationship by PWC with an affiliate of the Fund's investment adviser. The change in independent auditors was approved by the Fund's audit committee and the Fund's Board of Trustees, including Trustees who are not "interested persons" of the Fund (as defined in the 1940 Act).



     KPMG LLP, located at 303 West Wacker Drive, Chicago, Illinois 60601 ("KPMG"), ceased being the Fund's independent auditors effective April 14, 2000. The cessation of the client-auditor relationship between the Fund and KPMG was based on a possible business relationship by KPMG with an affiliate of the Fund's investment adviser. The change in independent auditors was approved by the Fund's audit committee and the Fund's Board of Trustees, including Trustees who are not "interested persons" of the Fund (as defined in the 1940 Act).


     LEGAL COUNSEL

     Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen High Yield Fund

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen High Yield Fund (the "Fund"), as of March 31, 2002, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the four years in the period ended March 31, 2000 were audited by other auditors whose report dated May 5, 2000 expressed an unqualified opinion on those financial highlights.
     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at March 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Chicago, Illinois
May 8, 2002

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS

March 31, 2002

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.


PAR
AMOUNT                                                                                MARKET
(000)       DESCRIPTION                              COUPON       MATURITY            VALUE
            DOMESTIC CORPORATE BONDS 72.4%
            AEROSPACE 0.6%
$ 1,750     Atlas Air, Inc.                           9.375%      11/15/06        $  1,513,750
                                                                                  ------------
            BROADCASTING 1.6%
    600     Entravision Communications Corp.,
            144A - Private Placement(a)               8.125       03/15/09             609,000
  2,215     Interep National Radio Sales             10.000       07/01/08           1,605,875
    855     Nextmedia Operating, Inc., 144A -
            Private Placement(a)                     10.750       07/01/11             921,262
    450     Radio One, Inc.                           8.875       07/01/11             474,750
  2,035     Radio Unica Corp.(b)                   0/11.750       08/01/06             872,506
                                                                                  ------------
                                                                                     4,483,393
                                                                                  ------------
            CABLE 5.6%
  3,000     @ Entertainment, Inc., Ser B(b)(c)     0/14.500       02/01/09             585,000
    310     Adelphia Communications Corp.             7.750       01/15/09             261,950
  3,350     Century Communications Corp.              8.875       01/15/07           3,065,250
  4,025     Charter Communications Holdings(b)     0/11.750       01/15/10           2,716,875
    675     Charter Communications Holdings          10.250       01/15/10             661,500
  1,005     Echostar DBS Corp.                        9.375       02/01/09           1,050,225
  2,310     Echostar DBS Corp., 144A -
            Private Placement(a)                      9.125       01/15/09           2,390,850
  1,660     James Cable Partners LP, Ser B           10.750       08/15/04           1,029,200
  2,450     NTL, Inc.(i)                             11.500       04/15/05             796,250
  2,750     NTL, Inc., Ser B(i)                      12.750       02/01/06             990,000
  2,550     Pegasus Communications Corp.              9.750       12/01/06           1,746,750
                                                                                  ------------
                                                                                    15,293,850
                                                                                  ------------
            CHEMICALS 3.2%
  1,360     Equistar Chemicals LP                    10.125       09/01/08           1,407,600
  1,455     Huntsman ICI Chemicals, LLC              10.125       07/01/09           1,345,875
  1,200     Huntsman International, LLC (EUR)(d)     10.125       07/01/09             921,537
    500     IMC Global, Inc.                          7.625       11/01/05             480,973
    275     ISP Chemco                               10.250       07/01/11             292,187
  2,355     ISP Holdings, Inc.,
            144A - Private Placement(a)              10.625       12/15/09           2,455,087
  1,140     Lyondell Chemical Co.                     9.875       05/01/07           1,165,650
    865     Terra Industries                         10.500       06/15/05             730,925
                                                                                  ------------
                                                                                     8,799,834
                                                                                  ------------

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

March 31, 2002


PAR
AMOUNT                                                                                MARKET
(000)       DESCRIPTION                              COUPON       MATURITY            VALUE
            CONSUMER PRODUCTS 0.7%
$   890     Elizabeth Arden, Inc., Ser B             11.750%      02/01/11        $    894,450
  1,750     Hosiery Corp. of America, Inc.(c)        13.750       08/01/02             603,750
  1,800     Sleepmaster, LLC(c)(e)                   11.000       05/15/09             445,500
                                                                                  ------------
                                                                                     1,943,700
                                                                                  ------------
            DIVERSIFIED MEDIA 1.9%
    675     Belo Corp.                                8.000       11/01/08             687,566
    975     Mail Well I Corp.,
            144A - Private Placement(a)               9.625       03/15/12           1,009,125
  2,300     Muzak, Inc.                               9.875       03/15/09           1,943,500
  1,725     Primedia, Inc.                            8.875       05/15/11           1,578,375
                                                                                  ------------
                                                                                     5,218,566
                                                                                  ------------
            ENERGY 7.9%
  1,655     BRL Universal Equipment                   8.875       02/15/08           1,717,062
  2,900     Chesapeake Energy Corp.                   8.125       04/01/11           2,921,750
  1,815     DI Industries, Inc.                       8.875       07/01/07           1,860,375
  1,915     Frontier Oil Corp.                       11.750       11/15/09           2,049,050
  1,090     Hanover Equipment Trust,
            144A - Private Placement(a)               8.500       09/01/08           1,100,900
    655     Hanover Equipment Trust,
            144A - Private Placement(a)               8.750       09/01/11             658,275
  3,205     Houston Exploration Co., Ser B            8.625       01/01/08           3,221,025
    360     Magnum Hunter Resources, Inc.,
            144A - Private Placement(a)               9.600       03/15/12             378,900
  1,000     Pogo Producing Co.                        8.250       04/15/11           1,042,500
  2,465     Port Arthur Finance Corp., Ser A         12.500       01/15/09           2,699,175
    920     Stone Energy Corp.                        8.250       12/15/11             945,300
  3,165     Vintage Petroleum, Inc.                   7.875       05/15/11           2,975,100
                                                                                  ------------
                                                                                    21,569,412
                                                                                  ------------
            FINANCIAL 1.5%
  1,560     Americo Life, Inc.                        9.250       06/01/05           1,552,200
  1,450     Anthem Insurance Cos., Inc.,
            144A - Private Placement(a)               9.125       04/01/10           1,573,362
    890     CIT Group, Inc.                           5.625       05/17/04             878,044
    155     CIT Group, Inc.                           6.500       02/07/06             155,984
                                                                                  ------------
                                                                                     4,159,590
                                                                                  ------------
            FOOD 2.0%
    500     Jitney-Jungle Stores
            America, Inc.(c)(e)                      12.000       03/01/06                  50
  1,200     Michael Foods, Inc., Ser B               11.750       04/01/11           1,314,000

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

March 31, 2002


PAR
AMOUNT                                                                                MARKET
(000)       DESCRIPTION                              COUPON       MATURITY            VALUE
            FOOD (CONTINUED)
$ 1,480     Pantry, Inc.                             10.250%      10/15/07        $  1,354,200
  2,075     Smithfield Foods, Inc.                    7.625       02/15/08           2,064,625
    820     Smithfield Foods, Inc., Ser B             8.000       10/15/09             838,450
                                                                                  ------------
                                                                                     5,571,325
                                                                                  ------------
            FOREST PRODUCTS 2.9%
  1,585     Louisiana Pacific Corp.                  10.875       11/15/08           1,715,762
    500     Louisiana Pacific Corp.                   8.875       08/15/10             522,980
    130     Owens-Brockway Glass Container,
            144A - Private Placement(a)               8.875       02/15/09             133,250
  2,900     Owens-Illinois, Inc.                      7.500       05/15/10           2,653,500
  1,040     Riverwood International Corp.            10.875       04/01/08           1,084,200
  1,725     Tekni-Plex, Inc., Ser B                  12.750       06/15/10           1,806,938
                                                                                  ------------
                                                                                     7,916,630
                                                                                  ------------
            GAMING & LEISURE 7.8%
  1,455     Argosy Gaming Co.(f)                     10.750       06/01/09           1,611,413
  1,320     Autotote Corp.                           12.500       08/15/10           1,485,000
  1,530     Harrahs Operating Co., Inc.               7.875       12/15/05           1,583,550
    670     Harrahs Operating Co., Inc.               8.000       02/01/11             700,176
    695     Hilton Hotels Corp.                       7.950       04/15/07             699,915
  2,000     HMH Properties, Inc.                      7.875       08/01/05           2,000,000
  1,485     HMH Properties, Inc.                      7.875       08/01/08           1,470,150
  2,880     Horseshoe Gaming, LLC, Ser B              8.625       05/15/09           3,009,600
  1,725     International Game Technology             8.375       05/15/09           1,802,625
    645     Park Place Entertainment Corp.            8.875       09/15/08             676,444
  2,050     Park Place Entertainment Corp.            7.875       12/15/05           2,055,125
  1,685     Premier Parks, Inc.(b)                 0/10.000       04/01/08           1,609,175
  1,400     Station Casinos, Inc.                     8.875       12/01/08           1,440,250
  1,175     Station Casinos, Inc.                     9.875       07/01/10           1,266,063
                                                                                  ------------
                                                                                    21,409,486
                                                                                  ------------
            HEALTHCARE 3.0%
  1,100     AdvancePCS                                8.500       04/01/08           1,149,500
    965     AmerisourceBergen Corp.                   8.125       09/01/08           1,013,250
    475     Fresenius Medical Care Trust II           7.875       02/01/08             478,563
  2,210     Fresenius Medical Care Trust IV           7.875       06/15/11           2,215,525
    725     HCA, Inc.                                 6.910       06/15/05             738,560
  1,875     HCA, Inc.                                 8.750       09/01/10           2,057,813
    500     Omnicare, Inc.                            8.125       03/15/11             528,750
                                                                                  ------------
                                                                                     8,181,961
                                                                                  ------------

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

March 31, 2002


PAR
AMOUNT                                                                                MARKET
(000)       DESCRIPTION                              COUPON       MATURITY            VALUE
            HOUSING 4.9%
$ 1,210     Centex Corp.                              7.875%      02/01/11        $  1,250,576
    625     Centex Corp.                              7.500       01/15/12             629,805
  1,620     Istar Financial, Inc.                     8.750       08/15/08           1,670,852
    700     Nortek, Inc.                              8.875       08/01/08             721,000
  1,200     Nortek, Inc.                              9.875       06/15/11           1,245,000
  2,750     Schuler Homes, Inc.                       9.000       04/15/08           2,818,750
  1,805     Toll Corp.                                8.250       02/01/11           1,841,100
  2,775     Webb (Del E.) Corp.                      10.250       02/15/10           3,076,781
                                                                                  ------------
                                                                                    13,253,864
                                                                                  ------------
            INFORMATION TECHNOLOGY 1.5%
  2,000     Fairchild Semiconductor Corp.            10.375       10/01/07           2,140,000
  4,235     Solectron Corp.                           *           11/20/20           1,985,156
                                                                                  ------------
                                                                                     4,125,156
                                                                                  ------------
            MANUFACTURING 3.0%
    900     American Plumbing & Mechanical           11.625       10/15/08             859,500
    695     Case Corp., Ser B                         6.250       12/01/03             657,139
    795     Case Credit Corp.                         6.125       02/15/03             771,427
  2,205     Communications & Power
            Industries, Inc., Ser B(f)               12.000       08/01/05           1,609,650
  3,650     Corning, Inc.                             *           11/08/15           1,888,875
  2,000     Eagle-Picher Industries, Inc.             9.375       03/01/08           1,410,000
    595     Foamex LP,
            144A - Private Placement(a)              10.750       04/01/09             612,850
    898     Numatics, Inc., Ser B                     9.625       04/01/08             466,960
                                                                                  ------------
                                                                                     8,276,401
                                                                                  ------------
            METALS 0.8%
  4,020     Doe Run Resources Corp., Ser B           11.250       03/15/05             723,600
  1,600     GS Technologies
            Operating, Inc.(c)(e)                    12.000       09/01/04             144,000
  1,050     GS Technologies
            Operating, Inc.(c)(e)                    12.250       10/01/05              26,250
  1,950     Renco Steel Holdings, Inc., Ser B        10.875       02/01/05             243,750
  4,275     Republic Technologies
            International, Inc.(c)(e)                13.750       07/15/09             299,250
    720     UCAR Finance, Inc.,
            144A - Private Placement(a)              10.250       02/15/12             759,600
                                                                                  ------------
                                                                                     2,196,450
                                                                                  ------------

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

March 31, 2002


PAR
AMOUNT                                                                                MARKET
(000)       DESCRIPTION                              COUPON       MATURITY            VALUE
            RETAIL 0.8%
$ 1,100     AutoNation, Inc.                          9.000%      08/01/08        $  1,160,500
  1,105     Big 5 Corp., Ser B                       10.875       11/15/07           1,111,906
                                                                                  ------------
                                                                                     2,272,406
                                                                                  ------------
            SERVICES 2.8%
    755     Allied Waste North America, Inc.          8.875       04/01/08             775,763
  2,570     Allied Waste North America, Inc.         10.000       08/01/09           2,614,975
  1,100     Avis Group Holdings                      11.000       05/01/09           1,204,500
    900     Building One Services Corp.              10.500       05/01/09             499,500
  1,500     Hydrochem Industrial
            Services, Inc., Ser B                    10.375       08/01/07           1,087,500
    150     United Rentals North America, Inc.       10.750       04/15/08             164,250
  1,375     Waste Management, Inc.                    7.000       10/15/06           1,377,687
                                                                                  ------------
                                                                                     7,724,175
                                                                                  ------------
            TELECOMMUNICATIONS 3.8%
  1,140     360 Networks, Inc.(c)(e)                 13.000       05/01/08                 114
  2,150     E.Spire Communications, Inc.(c)(e)       13.000       11/01/05             225,750
  1,820     Exodus Communications, Inc.(c)(e)        11.250       07/01/08             382,200
    915     Exodus Communications, Inc.(c)(e)        11.625       07/15/10             192,150
  1,250     Exodus Communications, Inc.
            (EUR)(c)(d)(e)                           11.375       07/15/08             228,747
  1,485     Globix Corp.(c)(e)                       12.500       02/01/10             222,750
  2,945     GST Network Funding, Inc.(b)(c)(e)     0/10.500       05/01/08             544,825
  4,750     ICG Holdings, Inc.(c)(e)                 13.500       09/15/05             308,750
  2,250     Intermedia Communications,
            Inc., Ser B(b)                         0/11.250       07/15/07           2,081,250
  3,700     KMC Telecommunications
            Holdings, Inc.(b)                      0/12.500       02/15/08             166,500
  2,654     Madison River Capital, LLC, Ser B        13.250       03/01/10           2,083,390
  3,275     McLeodUSA, Inc.(c)(e)                    11.375       01/01/09             835,125
  1,900     Metromedia Fiber Network, Inc.           10.000       12/15/09             142,500
    825     MGC Communications, Inc., Ser B          13.000       10/01/04             268,125
  2,000     MJD Communications, Inc.                  9.500       05/01/08           1,720,000
    300     Nextlink Communications, Inc.(b)(c)     0/9.450       04/15/08              33,000
  1,085     Nextlink Communications, Inc.(b)(c)    0/12.125       12/01/09             103,075
  2,080     Nextlink Communications, Inc.(c)         10.500       12/01/09             270,400
  1,000     Park N View, Inc., Ser B(c)(e)           13.000       05/15/08              10,000
  1,800     PF Net Communications, Inc.              13.750       05/15/10              45,000
  4,620     PSINet, Inc.(c)(e)                       10.500       12/01/06             485,100
    750     PSINet, Inc. (EUR)(c)(d)(e)              10.500       12/01/06              45,723

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

March 31, 2002


PAR
AMOUNT                                                                                MARKET
(000)       DESCRIPTION                              COUPON       MATURITY            VALUE
            TELECOMMUNICATIONS (CONTINUED)
$ 2,160     Viatel, Inc.(b)(c)(e)                  0/12.500%      04/15/08        $     16,200
  3,460     Viatel, Inc.(c)(e)                       11.500       03/15/09              25,950
                                                                                  ------------
                                                                                    10,436,624
                                                                                  ------------
            TRANSPORTATION 2.8%
  5,435     Aetna Industries, Inc.(c)                11.875       10/01/06             869,600
    685     Arvinmeritor, Inc.                        8.750       03/01/12             708,824
    370     Collins & Aikman Products Co.            11.500       04/15/06             344,100
  1,630     Collins & Aikman Products Co.,
            144A - Private Placement(a)              10.750       12/31/11           1,654,450
    750     Dana Corp.                                9.000       08/15/11             645,122
  2,450     Dana Corp. (EUR)(d)                       9.000       08/15/11           2,437,750
    550     Hayes Lemmerz
            International, Inc.(c)(e)                 9.125       07/15/07              35,750
    860     Lear Corp.                                8.110       05/15/09             882,921
                                                                                  ------------
                                                                                     7,578,517
                                                                                  ------------
            UTILITY 2.2%
  1,500     Calpine Corp.                             8.625       08/15/10           1,179,429
    715     Calpine Corp.                             8.500       02/15/11             571,192
  1,545     Mirant Americas Generation, Inc.          8.300       05/01/11           1,431,764
  1,070     PG & E National Energy Group, Inc.       10.375       05/16/11           1,109,409
  1,265     Williams Cos., Inc.                       7.500       01/15/31           1,140,070
    605     Williams Cos., Inc.                       7.750       06/15/31             561,326
                                                                                  ------------
                                                                                     5,993,190
                                                                                  ------------
            WIRELESS COMMUNICATIONS 11.1%
  3,005     Airgate PCS, Inc.(b)                   0/13.500       10/01/09           2,013,350
    710     Alamosa Delaware, Inc.                   12.500       02/01/11             585,750
  6,110     Alamosa Holdings, Inc.(b)              0/12.875       02/15/10           3,024,450
  1,425     American Cellular Corp.                   9.500       10/15/09           1,054,500
  1,930     American Tower Corp.                      9.375       02/01/09           1,437,850
  1,000     AMSC Acquisition, Inc.(c)(e)             12.250       04/01/08             400,000
  2,150     Centennial Cellular Operating Co.        10.750       12/15/08             935,250
    850     Crown Castle International Corp.(b)    0/10.625       11/15/07             735,250
    300     Crown Castle International Corp.         10.750       08/01/11             271,500
  1,890     Dobson Communications Corp.              10.875       07/01/10           1,823,850
  4,255     IPCS, Inc.(b)                          0/14.000       07/15/10           2,361,525
  1,350     Nextel Communications, Inc.(b)          0/9.950       02/15/08             806,625
  4,150     Nextel Communications, Inc.               9.375       11/15/09           2,770,125
  2,000     Price Communications Wireless, Inc.      11.750       07/15/07           2,145,000
    935     Rural Cellular Corp.                      9.625       05/15/08             780,725
     45     SBA Communications Corp.(b)            0/12.000       03/01/08              27,225

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

March 31, 2002


PAR
AMOUNT                                                                                MARKET
(000)       DESCRIPTION                              COUPON       MATURITY            VALUE
            WIRELESS COMMUNICATIONS (CONTINUED)
$ 3,000     SBA Communications Corp.                 10.250%      02/01/09        $  2,077,500
  2,850     Spectrasite Holdings, Inc.(b)          0/11.250       04/15/09             798,000
  2,609     Telecorp PCS, Inc.                       11.625       04/15/09           2,308,965
  1,000     Telecorp PCS, Inc.                       10.625       07/15/10           1,127,500
  1,470     Tritel PCS, Inc.                         10.375       01/15/11           1,661,100
  1,730     US Unwired, Inc., Ser B(b)             0/13.375       11/01/09           1,150,450
                                                                                  ------------
                                                                                    30,296,490
                                                                                  ------------
TOTAL DOMESTIC CORPORATE BONDS 72.4%                                               198,214,770
                                                                                  ------------
            FOREIGN BONDS AND DEBT SECURITIES
             18.5%
            ARGENTINA 0.1%
  2,000     CTI Holdings SA (US$)(b)               0/11.500       04/15/08             150,000
                                                                                  ------------
            AUSTRALIA 0.1%
  1,220     Murrin Murrin Holdings
            Property Ltd. (US$)                       9.375       08/31/07             237,900
                                                                                  ------------
            BERMUDA 0.1%
    750     Asia Global Crossing Ltd. (US$)          13.375       10/15/10             131,250
  4,000     Global Crossing
            Holdings Ltd. (US$)(c)(e)                 9.125       11/15/06             105,000
  1,500     Global Crossing
            Holdings Ltd. (US$)(c)(e)                 8.700       08/01/07              56,250
                                                                                  ------------
                                                                                       292,500
                                                                                  ------------
            BRAZIL 1.5%
    325     Federal Republic of Brazil (US$)         11.000       01/11/12             303,062
  3,694     Federal Republic of Brazil (US$)          8.000       04/15/14           3,050,883
    500     Multicanal Participacoes (US$)           12.625       06/18/04             401,250
    275     Multicanal Participacoes, Ser B (US$)    12.625       06/18/04             220,687
                                                                                  ------------
                                                                                     3,975,882
                                                                                  ------------
            CANADA 6.7%
  1,200     360 Networks, Inc (EUR)(c)(e)            13.000       05/01/08              10,448
    955     Acetex Corp. (US$)                       10.875       08/01/09             997,975
    650     Corus Entertainment, Inc.,
            144A - Private Placement (US$)(a)         8.750       03/01/12             674,375
  5,345     GT Group Telecom, Inc. (US$)(b)        0/13.250       02/01/10             320,700
  1,512     Hollinger Participation,
            144A - Private Placement (US$)(a)        12.125       11/15/10           1,459,065
  1,925     Husky Oil Ltd. (US$)                      8.900       08/15/28           1,957,962
  2,265     MDC Communications Corp. (US$)           10.500       12/01/06           2,027,175
  2,850     Microcell Telecommunications,
            Ser B (US$)                              14.000       06/01/06           1,995,000

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

March 31, 2002


PAR
AMOUNT                                                                                MARKET
(000)       DESCRIPTION                              COUPON       MATURITY            VALUE
            CANADA (CONTINUED)
$   500     Norske Skog,
            144A - Private Placement (US$)(a)         8.625%      06/15/11        $    508,750
  2,025     Pacifica Papers, Inc. (US$)              10.000       03/15/09           2,166,750
    675     Quebecor Media, Inc. (US$)(b)          0/13.750       07/15/11             469,125
  1,450     Quebecor Media, Inc. (US$)               11.125       07/15/11           1,580,500
    825     Repap New Brunswick, Inc. (US$)           9.000       06/01/04             873,469
  3,475     Tembec Industries, Inc.,
            144A - Private Placement (US$)(a)         7.750       03/15/12           3,418,531
  2,750     Worldwide Fiber, Inc. (US$)(c)(e)        12.000       08/01/09              13,750
                                                                                  ------------
                                                                                    18,473,575
                                                                                  ------------
            COLUMBIA 0.7%
    500     Republic of Columbia (US$)                9.750       04/23/09             522,500
  1,260     Republic of Columbia (US$)                9.750       04/09/11           1,289,146
                                                                                  ------------
                                                                                     1,811,646
                                                                                  ------------
            GERMANY 0.6%
  4,145     Callahan Nordrhein Westfallen (US$)      14.000       07/15/10             642,475
  1,200     Messer Griesham (EUR)                    10.375       06/01/11           1,110,639
                                                                                  ------------
                                                                                     1,753,114
                                                                                  ------------
            LUXEMBOURG 1.0%
  3,900     Millicom International
            Cellular SA (US$)                        13.500       06/01/06           2,125,500
    750     PTC International Finance (EUR)          10.875       05/01/08             680,531
                                                                                  ------------
                                                                                     2,806,031
                                                                                  ------------
            MEXICO 2.8%
  1,000     Gruma SA (US$)                            7.625       10/15/07             950,000
  2,700     Satelites Mexicanos SA, Ser B (US$)      10.125       11/01/04           1,518,750
  2,490     TV Axteca SA, Ser B (US$)                10.500       02/15/07           2,533,575
  2,535     United Mexican States (US$)               8.375       01/14/11           2,661,750
                                                                                  ------------
                                                                                     7,664,075
                                                                                  ------------
            MOROCCO 0.5%
  1,583     Morocco Trust A Loan (US$)(g)             2.781       01/01/09           1,466,642
                                                                                  ------------
            NETHERLANDS 0.7%
  2,000     Global Telesystems Europe (EUR)(c)       10.500       12/01/06             130,582
  1,050     Global Telesystems Europe (EUR)(c)       11.000       12/01/09              68,556
    355     Kappa Beheer BV (EUR)                    10.625       07/15/09             340,294
    870     Netia Holdings BV (EUR)(c)               13.750       06/15/10             117,466
  1,545     Netia Holdings BV, Ser B (US$)(c)        10.250       11/01/07             254,925
  1,935     Netia Holdings BV, Ser B (US$)(c)        11.250       11/01/07             319,275

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

March 31, 2002


PAR
AMOUNT                                                                                MARKET
(000)       DESCRIPTION                              COUPON       MATURITY            VALUE
            NETHERLANDS (CONTINUED)
$ 2,685     United Pan-Europe
            Communications, Ser B (US$)(c)           10.875%      11/01/07        $    362,475
  2,585     United Pan-Europe
            Communications, Ser B (US$)(b)(c)      0/12.500       08/01/09             297,275
                                                                                  ------------
                                                                                     1,890,848
                                                                                  ------------
            SINGAPORE 0.2%
    200     Flextronics International Ltd. (US$)      8.750       10/15/07             205,000
    275     Flextronics International Ltd. (US$)      9.875       07/01/10             297,000
                                                                                  ------------
                                                                                       502,000
                                                                                  ------------
            UNITED KINGDOM 3.5%
    825     British Sky Broadcasting
            Group PLC (US$)                           6.875       02/23/09             777,302
  4,110     British Sky Broadcasting
            Group PLC (US$)                           8.200       07/15/09           4,158,416
  3,450     Diamond Cable Communications,
            PLC (US$)(f)                             10.750       02/15/07           1,121,250
  1,400     Esprit Telecom Group, PLC (US$)(c)       11.500       12/15/07               7,000
  1,250     Esprit Telecom Group, PLC (US$)(c)       10.875       06/15/08               6,250
  1,600     Jazztel, PLC (EUR)                       13.250       12/15/09             334,621
  1,550     Jazztel, PLC (EUR)                       14.000       07/15/10             324,146
  1,950     Ono Finance PLC (US$)                    13.000       05/01/09             906,750
  2,775     Telewest Communications, PLC (US$)       11.000       10/01/07           1,415,250
  1,575     Telewest Communications,
            PLC (US$)(b)                           0/11.375       02/01/10             511,875
                                                                                  ------------
                                                                                     9,562,860
                                                                                  ------------

            TOTAL FOREIGN BONDS AND DEBT SECURITIES 18.5%                           50,587,073
                                                                                  ------------


                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

March 31, 2002


                                                                                      MARKET
DESCRIPTION                                                                           VALUE
EQUITIES 4.0%
Airgate PCS, Inc. (2,673 common shares)(h)                                        $     37,422
Broadwing Communications, Inc. (3,235 preferred shares)                              1,302,087
Crown Castle International Corp. (4,706 preferred shares)(j)                         3,000,317
Decisionone Corp. (2,671 common stock warrants Class A)(h)                                   0
Decisionone Corp. (4,603 common stock warrants Class B)(h)                                   0
Decisionone Corp. (2,730 common stock warrants Class C)(h)                                   0
Decisionone Corp. (5,234 common shares)(h)                                                   0
Dobson Communications Corp. (774 preferred shares)(j)                                  669,510
GT Group Telecom, Inc., (5,345 common stock warrants)
144A - Private Placement(a)(h)                                                          13,362
Hosiery Corp. of America, Inc. (1,000 common shares)                                        10
Intermedia Communications, Inc. (1,323 preferred shares)(j)                          1,081,552
Intersil Holding Corp. (22,222 common stock warrants Class A)(h)                       629,994
IPCS, Inc. (4,255 common stock warrants) 144A - Private Placement(a)(h)                 43,082
Jazztel PLC (EUR) (1,550 common stock warrants)(h)                                          14
KMC Telecommunications Holdings, Inc., (3,235 common stock warrants)
144A - Private Placement(a)(h)                                                             162
McLeodUSA, Inc. (29,874 common shares)(e)(h)                                             5,377
Mediq, Inc. (3,684 common shares)(h)                                                    20,005
Motient Corp., (2,000 common stock warrants)
144A - Private Placement(a)(e)(h)                                                          270
Nextel Communications, Inc. (2,431 preferred shares)(h)                              1,002,788
NTL, Inc., (5,178 common stock warrants) 144A - Private Placement(a)                       906
Ono Finance PLC (1,950 equity value certificates),
144A - Private Placement(a)(h)                                                           2,194
Park N View, Inc., (1,000 common stock warrants)
144A - Private Placement(a)(e)(h)                                                           10
Pathmark Stores, Inc. (12,561 common stock warrants)(h)                                108,653
Paxson Communications Corp. (24,000 preferred shares)(j)                             2,214,000
PF Net Communications, Inc., (1,800 common stock warrants)
144A - Private Placement(a)(h)                                                              18
Price Communications Corp. (35,572 common shares)(h)                                   627,490
Republic Technologies International, Inc.,
(4,275 common stock warrants Class D) 144A - Private Placement(a)(e)(h)                     43
Rural Cellular Corp. (670 preferred shares)(j)                                         303,175
Star Gas Partners, LP (440 limited partnership interests)                                8,734
Startec Global Communications (3,000 common stock warrants)
144A - Private Placement(a)(h)                                                              30
VS Holdings, Inc. (378,785 common shares)(h)                                            70,719
                                                                                  ------------
TOTAL EQUITIES                                                                      11,141,924
                                                                                  ------------

TOTAL LONG-TERM INVESTMENTS 94.9%
   (Cost $373,010,484)                                                             259,943,767

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

March 31, 2002

                                                                                     MARKET
DESCRIPTION                                                                          VALUE

REPURCHASE AGREEMENT 2.4%
State Street Bank & Trust Co. ($6,536,000 par collateralized by U.S. Government obligations in a pooled cash account, dated
03/28/02, to be sold on 04/01/02 at $6,537,293)
(Cost $6,536,000)                                                                 $  6,536,000
                                                                                  ------------

TOTAL INVESTMENTS 97.3%
(Cost $379,546,484)                                                                266,479,767

OTHER ASSETS IN EXCESS OF LIABILITIES 2.7%                                           7,257,372
                                                                                  ------------

NET ASSETS 100.0%                                                                 $273,737,139
                                                                                  ============

  *  ZERO COUPON BOND

(a) 144A SECURITIES ARE THOSE WHICH ARE EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES MAY ONLY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION WHICH ARE NORMALLY THOSE TRANSACTIONS WITH QUALIFIED INSTITUTIONAL BUYERS.

(b) SECURITY IS A "STEP-UP" BOND WHERE THE COUPON INCREASES OR STEPS UP AT A PREDETERMINED DATE.

(c)  NON-INCOME PRODUCING AS SECURITY IS IN DEFAULT.

(d)  THIS SECURITY IS A UNITED STATES COMPANY DENOMINATED IN A FOREIGN CURRENCY.

(e)  THIS BORROWER HAS FILED FOR PROTECTION IN FEDERAL BANKRUPTCY COURT.

(f)  ASSETS SEGREGATED AS COLLATERAL FOR OPEN FORWARD TRANSACTIONS OF THE FUND.

(g)  SECURITY IS A BANK LOAN PARTICIPATION.

(h)  NON-INCOME PRODUCING SECURITY.

(i)  SUBSEQUENT TO MARCH 31, 2002, SECURITY DEFAULTED ON ITS INTEREST PAYMENT.

(j)  PAYMENT-IN-KIND SECURITY.

EUR--EURODOLLAR
US$--UNITED STATES DOLLAR

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2002

ASSETS:
Total Investments (Cost $379,546,484)                                             $266,479,767
Cash                                                                                   239,043
Receivables:
  Interest                                                                           7,091,496
  Investments Sold                                                                   1,800,330
  Fund Shares Sold                                                                     779,424
Other                                                                                  130,181
                                                                                  ------------
    Total Assets                                                                   276,520,241
                                                                                  ------------
LIABILITIES:
Payables:
  Income Distributions                                                               1,267,148
  Fund Shares Repurchased                                                              562,774
  Distributor and Affiliates                                                           234,570
  Investments Purchased                                                                154,862
  Investment Advisory Fee                                                              151,363
Accrued Expenses                                                                       182,382
Trustees' Deferred Compensation and Retirement Plans                                   176,364
Forward Commitments                                                                     53,639
                                                                                  ------------
    Total Liabilities                                                                2,783,102
                                                                                  ------------
NET ASSETS                                                                        $273,737,139
                                                                                  ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited number of shares
  authorized)                                                                     $470,693,528
Accumulated Undistributed Net Investment Income                                     (4,145,844)
Accumulated Net Realized Loss                                                      (79,688,633)
Net Unrealized Depreciation                                                       (113,121,912)
                                                                                  ------------
NET ASSETS                                                                        $273,737,139
                                                                                  ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of $177,183,204 and 31,144,242 shares of beneficial interest
    issued and outstanding)                                                       $       5.69
    Maximum sales charge (4.75%* of offering price)                                        .28
                                                                                  ------------
    Maximum offering price to public                                              $       5.97
                                                                                  ============

  Class B Shares:
    Net asset value and offering price per share (Based on net assets of $78,849,416 and 13,807,989 shares of beneficial interest issued
    and outstanding)                                                              $       5.71
                                                                                  ============

  Class C Shares:
    Net asset value and offering price per share (Based on net assets of $17,704,519 and 3,104,234 shares of beneficial interest issued
    and outstanding)                                                              $       5.70
                                                                                  ============

*ON SALES OF $100,000 OR MORE, THE SALES CHARGE WILL BE REDUCED.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2002

INVESTMENT INCOME:
Interest                                                                          $ 33,376,305
Dividends                                                                              932,469
Other                                                                                   52,669
                                                                                  ------------
  Total Income                                                                      34,361,443
                                                                                  ------------
EXPENSES:
Investment Advisory Fee                                                              2,128,956
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
  of $453,947, $834,326 and $144,904, respectively)                                  1,433,177
Shareholder Services                                                                   452,474
Legal                                                                                   47,719
Custody                                                                                 43,601
Trustees' Fees and Related Expenses                                                     21,942
Other                                                                                  352,800
                                                                                  ------------
  Total Expenses                                                                     4,480,669
  Investment Advisory Fee Reduction                                                    283,861
  Less Credits Earned on Cash Balances                                                  20,195
                                                                                  ------------
  Net Expenses                                                                       4,176,613
                                                                                  ------------
NET INVESTMENT INCOME                                                             $ 30,184,830
                                                                                  ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments                                                                     $(27,368,379)
  Futures                                                                               45,484
  Forward Commitments                                                                  296,965
  Foreign Currency Transactions                                                       (414,122)
                                                                                  ------------
Net Realized Loss                                                                  (27,440,052)
                                                                                  ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period                                                          (78,736,145)
                                                                                  ------------
  End of the Period:
    Investments                                                                   (113,066,717)
    Forward Commitments                                                                (53,639)
    Foreign Currency Translation                                                        (1,556)
                                                                                  ------------
                                                                                  (113,121,912)
                                                                                  ------------
Net Unrealized Depreciation During the Period                                      (34,385,767)
                                                                                  ------------
NET REALIZED AND UNREALIZED LOSS                                                  $(61,825,819)
                                                                                  ============
NET DECREASE IN NET ASSETS FROM OPERATIONS                                        $(31,640,989)
                                                                                  ============

                                               SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS

                                                      YEAR ENDED       YEAR ENDED
                                                    MARCH 31, 2002   MARCH 31, 2001
                                                    --------------   --------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income                               $   30,184,830   $   39,149,383
Net Realized Loss                                      (27,440,052)     (16,307,211)
Net Unrealized Depreciation During the Period          (34,385,767)     (41,677,664)
                                                    --------------   --------------
Change in Net Assets from Operations                   (31,640,989)     (18,835,492)
                                                    --------------   --------------
Distributions from Net Investment Income:
   Class A Shares                                      (23,653,833)     (23,750,992)
   Class B Shares                                       (9,779,985)      (9,721,813)
   Class C Shares                                       (1,708,696)      (1,280,395)
                                                    --------------   --------------
Total Distributions                                    (35,142,514)     (34,753,200)
                                                    --------------   --------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES    (66,783,503)     (53,588,692)
                                                    --------------   --------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                              190,969,187      139,335,551
Net Asset Value of Shares Issued Through Dividend
   Reinvestment                                         19,365,780       18,412,640
Cost of Shares Repurchased                            (182,793,997)    (143,959,698)
                                                    --------------   --------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS      27,540,970       13,788,493
                                                    --------------   --------------
TOTAL DECREASE IN NET ASSETS                           (39,242,533)     (39,800,199)
NET ASSETS:
Beginning of the Period                                312,979,672      352,779,871
                                                    --------------   --------------
End of the Period (Including accumulated
   undistributed net investment income of
   ($4,145,844) and $1,576,975, respectively)       $  273,737,139   $  312,979,672
                                                    ==============   ==============

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

CLASS A SHARES                                 YEAR ENDED         NINE MONTHS     YEAR ENDED
                                                MARCH 31,            ENDED         JUNE 30,
                                      ---------------------------  MARCH 31,   ----------------
                                      2002 (c)     2001     2000     1999        1998     1997
                                      ---------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                       $   7.18   $  8.48  $  9.03  $  9.89     $  9.85  $  9.49
                                      --------   -------  -------  -------     -------  -------
  Net Investment Income                    .69       .94      .85      .62         .86      .86
  Net Realized and Unrealized
    Gain/Loss                            (1.38)    (1.40)    (.56)    (.85)        .03      .38
                                      --------   -------  -------  -------     -------  -------
Total from Investment
  Operations                              (.69)     (.46)     .29     (.23)        .89     1.24
                                      --------   -------  -------  -------     -------  -------
Less:
  Distributions from Net
    Investment Income                      .80       .84      .83      .62         .85      .87
  Return of Capital Distributions           -0-       -0-     .01      .01          -0-     .01
                                      --------   -------  -------  -------     -------  -------
Total Distributions                        .80       .84      .84      .63         .85      .88
                                      --------   -------  -------  -------     -------  -------
NET ASSET VALUE,
  END OF THE PERIOD                   $   5.69   $  7.18  $  8.48  $  9.03     $  9.89  $  9.85
                                      ========   =======  =======  =======     =======  =======

Total Return*(a)                        -10.05%    -5.64%    3.50%   -2.13%**     9.36%   13.60%
Net Assets at End of
  the Period (In millions)            $  177.2   $ 205.8  $ 230.6  $ 277.9     $ 280.6  $ 288.0
Ratio of Expenses to Average
  Net Assets*(b)                          1.22%     1.17%    1.15%    1.17%       1.14%    1.17%
Ratio of Net Investment
  Income to Average
  Net Assets*                            10.90%    12.00%    9.96%    8.98%       8.61%    8.83%
Portfolio Turnover                          78%       85%     109%     104%**      154%     125%

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                              1.32%     1.27%    1.25%    1.27%       1.24%    1.26%
Ratio of Net Investment Income
  to Average Net Assets                  10.80%    11.90%    9.86%    8.88%       8.51%    8.73%

**  NON-ANNUALIZED

(a) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 4.75% OR CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO .25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(b) THE RATIO OF EXPENSES TO AVERAGE NET ASSETS DOES NOT REFLECT CREDITS EARNED ON CASH BALANCES. IF THESE CREDITS WERE REFLECTED AS A REDUCTION OF EXPENSES, THE RATIO WOULD DECREASE BY .01% FOR THE PERIOD ENDED MARCH 31, 2001.

(c) AS REQUIRED, EFFECTIVE APRIL 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUM ON FIXED INCOME SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED MARCH 31, 2002 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $.01, INCREASE NET REALIZED AND UNREALIZED GAINS AND LOSSES PER SHARE BY $.01 AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY .09%. PER SHARE, RATIOS AND SUPPLEMENTAL DATA FOR PERIODS PRIOR TO MARCH 31, 2002 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

CLASS B SHARES                                 YEAR ENDED          NINE MONTHS     YEAR ENDED
                                                MARCH 31,            ENDED          JUNE 30,
                                      ---------------------------   MARCH 31,  ----------------
                                      2002(c)     2001     2000       1999       1998     1997
                                      ---------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                       $   7.20   $  8.49  $  9.03  $  9.89     $  9.86  $  9.50
                                      --------   -------  -------  -------     -------  -------
  Net Investment Income                    .63       .87      .80      .56         .78      .78
  Net Realized and Unrealized
    Gain/Loss                            (1.38)    (1.39)    (.58)    (.84)        .03      .39
                                      --------   -------  -------  -------     -------  -------
Total from Investment
  Operations                              (.75)     (.52)     .22     (.28)        .81     1.17
                                      --------   -------  -------  -------     -------  -------
Less:
  Distributions from Net
    Investment Income                      .74       .77      .75      .57         .78      .79
  Return of Capital Distributions           -0-       -0-     .01      .01          -0-     .02
                                      --------   -------  -------  -------     -------  -------
Total Distributions                        .74       .77      .76      .58         .78      .81
                                      --------   -------  -------  -------     -------  -------
NET ASSET VALUE,
  END OF THE PERIOD                   $   5.71   $  7.20  $  8.49  $  9.03     $  9.89  $  9.86
                                      ========   =======  =======  =======     =======  =======

Total Return*(a)                        -10.70%    -6.39%    2.65%   -2.71%**     8.58%   12.64%
Net Assets at End of
  the Period (In millions)            $   78.8   $  92.5  $ 109.2  $ 135.4     $ 145.0  $ 128.7
Ratio of Expenses to Average
  Net Assets*(b)                          1.98%     1.92%    1.93%    1.93%       1.91%    1.93%
Ratio of Net Investment
  Income to Average
  Net Assets *                           10.13%    11.22%    9.17%    8.19%       7.84%    8.03%
Portfolio Turnover                          78%       85%     109%     104%**      154%     125%

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                              2.08%     2.02%    2.03%    2.03%       2.01%    2.02%
Ratio of Net Investment Income
  to Average Net Assets                  10.03%    11.12%    9.07%    8.09%       7.74%    7.94%

**  NON-ANNUALIZED

(a) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 4%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE SIXTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(b) THE RATIO OF EXPENSES TO AVERAGE NET ASSETS DOES NOT REFLECT CREDITS EARNED ON CASH BALANCES. IF THESE CREDITS WERE REFLECTED AS A REDUCTION OF EXPENSES, THE RATIO WOULD DECREASE BY .01% FOR THE PERIOD ENDED MARCH 31, 2001.

(c) AS REQUIRED, EFFECTIVE APRIL 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUM ON FIXED INCOME SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED MARCH 31, 2002 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $.01, INCREASE NET REALIZED AND UNREALIZED GAINS AND LOSSES PER SHARE BY $.01 AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY .10%. PER SHARE, RATIOS AND SUPPLEMENTAL DATA FOR PERIODS PRIOR TO MARCH 31, 2002 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

CLASS C SHARES                                 YEAR ENDED         NINE MONTHS     YEAR ENDED
                                                MARCH 31,            ENDED         JUNE 30,
                                      ---------------------------   MARCH 31,  ----------------
                                       2002(d)   2001(c)   2000       1999        1998     1997
                                      ---------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                       $   7.19   $  8.47  $  9.02  $  9.88     $  9.85  $  9.50
                                      --------   -------  -------  -------     -------  -------
  Net Investment Income                    .63       .87      .80      .56         .78      .78
  Net Realized and Unrealized
    Gain/Loss                            (1.38)    (1.38)    (.58)    (.85)        .03      .38
                                      --------   -------  -------  -------     -------  -------
Total from Investment
  Operations                              (.75)     (.51)     .22     (.29)        .81     1.16
                                      --------   -------  -------  -------     -------  -------
Less:
  Distributions from Net
    Investment Income                      .74       .77      .76      .56         .78      .79
  Return of Capital Distributions           -0-       -0-     .01      .01          -0-     .02
                                      --------   -------  -------  -------     -------  -------
Total Distributions                        .74       .77      .77      .57         .78      .81
                                      --------   -------  -------  -------     -------  -------
NET ASSET VALUE,
  END OF THE PERIOD                   $   5.70   $  7.19  $  8.47  $  9.02     $  9.88  $  9.85
                                      ========   =======  =======  =======     =======  =======

Total Return*(a)                        -10.72%    -6.40%    2.65%   -2.71%**     8.47%   12.65%
Net Assets at End of the
  Period (In millions)                $   17.7   $  14.7  $  13.0  $  14.7     $  11.5  $   8.1
Ratio of Expenses to Average
   Net Assets*(b)                         1.97%     1.92%    1.93%    1.93%       1.91%    1.93%
Ratio of Net Investment Income
  to Average Net Assets *                10.10%    11.19%    9.17%    8.25%       7.83%    8.08%
Portfolio Turnover                          78%       85%     109%     104%**      154%     125%

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                              2.07%     2.02%    2.03%    2.03%       2.01%    2.03%
Ratio of Net Investment Income
  to Average Net Assets                  10.00%    11.09%    9.07%    8.15%       7.73%    7.99%

**  NON-ANNUALIZED

(a) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(b) THE RATIO OF EXPENSES TO AVERAGE NET ASSETS DOES NOT REFLECT CREDITS EARNED ON CASH BALANCES. IF THESE CREDITS WERE REFLECTED AS A REDUCTION OF EXPENSES, THE RATIO WOULD DECREASE BY .01% FOR THE PERIOD ENDED MARCH 31, 2001.

(c) BASED ON AVERAGE SHARES OUTSTANDING.

(d) AS REQUIRED, EFFECTIVE APRIL 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUM ON FIXED INCOME SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED MARCH 31, 2002 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $.01, INCREASE NET REALIZED AND UNREALIZED GAINS AND LOSSES PER SHARE BY $.01 AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY .09%. PER SHARE, RATIOS AND SUPPLEMENTAL DATA FOR PERIODS PRIOR TO MARCH 31, 2002 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

                                               SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002

1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen High Yield Fund (the "Fund") is organized as a series of Van Kampen Trust, a Delaware business trust (the "Trust"), and is registered as a diversified open-end investment management company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek to provide a high level of current income. As a secondary investment objective, the Fund seeks capital appreciation. The Fund invests primarily in a portfolio of medium and lower grade domestic corporate debt securities. The Fund also may invest up to 35% of its assets in foreign government and corporate debt securities of similar quality. The Fund commenced investment operations on June 27, 1986. The Fund commenced distribution of its Class B and C Shares on May 17, 1993 and August 13, 1993, respectively.
     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments are stated at value using market quotations or indications of value obtained from an independent pricing service. For those securities where quotations or prices are not available, valuations are obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At March 31, 2002, there were no when-issued or delayed delivery purchase commitments.
     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller notes to financial statements march 31, 2002 agrees to repurchase the security at a future time and specified price. The Fund may invest

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002

independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the fund.

C. INCOME AND EXPENSE Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.
     As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. Prior to April 1, 2001, the Fund did not amortize premiums on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $602,218 reduction in cost of securities and a corresponding $602,218 decrease in net unrealized depreciation based on securities held by the Fund on March 31, 2001.
     The effect of this change for the year ended March 31, 2002 was to decrease net investment income by $264,111, increase net unrealized depreciation by $153,034, and decrease net realized losses by $417,145. The Statement of Changes in Net Assets and Financial Highlights for periods prior to March 31, 2002 have not been restated to reflect this change in presentation.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Although the Fund's fiscal year end is March 31, the Fund's tax year end is December 31.
     The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $70,543,002, which will expire between December 31, 2002 and December 31, 2009. Of this amount, $12,726,456 will expire on December 31, 2002.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002

     At March 31, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

   Cost of investments for tax purposes             $380,991,309
                                                    ------------
   Gross tax unrealized appreciation                   8,025,159
   Gross tax unrealized depreciation                 122,536,701
                                                    ------------
   Net tax unrealized depreciation on investments   $114,511,542
                                                    ------------

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays monthly dividends from net investment income. Net investment income for federal income tax purposes includes gains and losses realized on foreign currency transactions. These gains and losses are included as net realized gains and losses for financial reporting purposes.
     Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.
     The tax character of distributions paid during 2002 and 2001 was as follows:

                                                     2002           2001
   Distributions paid from:
     Ordinary income                              $35,142,514    $34,753,200
     Long-term capital gain                                -0-            -0-
                                                  -----------    -----------
                                                  $35,142,514    $34,753,200

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 2001 fiscal year have been identified and appropriately reclassified on the Statement of Assets and Liabilities. For the tax year ended December 31, 2001, permanent book and tax differences of $117,157 relating to the recognition of net realized loss on foreign currency transactions were reclassified from accumulated net realized loss to accumulated undistributed net investment income. Also, $45,760 relating to fee income was reclassified from accumulated undistributed net investment income to accumulated net realized loss. Finally, $45,386 relating to a portion of the capital loss carryforward that expired during the tax year ended December 31, 2001, was reclassified from accumulated net realized loss to capital.
     As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

   Undistributed ordinary income                     $1,086,671

     Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the difference in the Fund's tax year end, the deferral of losses related to wash sale transactions, and reclass of consent fee income.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002

F. CURRENCY TRANSLATION Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued.

G. EXPENSE REDUCTIONS During the year ended March 31, 2002, the Fund's custody fee was reduced by $20,195 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                           % PER ANNUM
First $500 million                                                     .75%
Over $500 million                                                      .65%

     For the year ended March 31, 2002, the Adviser waived approximately $283,900 of its advisory fee. This waiver is voluntary in nature and can be discontinued at any time.
     For the year ended March 31, 2002, the Fund recognized expenses of approximately $10,000, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.
     Under separate Accounting and Legal Services agreements the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended March 31, 2002, the Fund recognized expenses of approximately $75,100, representing Van Kampen Investments Inc. or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.
     Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended March 31, 2002, the Fund recognized expenses of approximately $384,900. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.
     Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.
     The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees notes to financial statements march 31, 2002 may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002

in such funds of $117,900 are included in "Other" assets on the Statement of Assets and Liabilities at March 31, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS
At March 31, 2002, capital aggregated $339,785,722, $108,482,332 and $22,425,474 for class A, B, and C shares, respectively. For the year ended March 31, 2002, transactions were as follows:

                                                       SHARES          VALUE
   Sales:
     Class A                                         22,390,523    $ 137,742,984
     Class B                                          6,377,452       40,238,274
     Class C                                          2,101,887       12,987,929
                                                    -----------    -------------
   Total Sales                                       30,869,862    $ 190,969,187
                                                    ===========    =============
   Dividend Reinvestment:
     Class A                                          2,188,266    $  13,574,459
     Class B                                            807,119        5,024,785
     Class C                                            123,832          766,536
                                                    -----------    -------------
   Total Dividend Reinvestment                        3,119,217    $  19,365,780
                                                    ===========    =============
   Repurchases:
     Class A                                        (22,077,692)   $(136,236,946)
     Class B                                         (6,225,045)     (39,213,327)
     Class C                                         (1,165,758)      (7,343,724)
                                                    -----------    -------------
   Total Repurchases                                (29,468,495)   $(182,793,997)
                                                    ===========    =============

     At March 31, 2001, capital aggregated $324,734,602, $102,445,673 and
$16,017,669 for Class A, B, and C Shares, respectively. For the year ended March 31, 2001, transactions were as follows:

                                                       SHARES          VALUE
   Sales:
     Class A                                         10,979,117    $  84,357,019
     Class B                                          5,767,068       44,180,732
     Class C                                          1,405,719       10,797,800
                                                    -----------    -------------
   Total Sales                                       18,151,904    $ 139,335,551
                                                    ===========    =============
   Dividend Reinvestment:
     Class A                                          1,766,254    $  13,660,168
     Class B                                            540,480        4,181,864
     Class C                                             74,008          570,608
                                                    -----------    -------------
   Total Dividend Reinvestment                        2,380,742    $  18,412,640
                                                    ===========    =============
   Repurchases:
     Class A                                        (11,286,372)   $ (87,293,614)
     Class B                                         (6,329,903)     (49,123,391)
     Class C                                           (967,441)      (7,542,693)
                                                    -----------    -------------
   Total Repurchases                                (18,583,716)   $(143,959,698)
                                                    ===========    =============

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002

     Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended March 31, 2002 and 2001, 1,537,199 and 1,593,306 Class B Shares converted to Class A Shares, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended March 31, 2002 and 2001 no Class C Shares converted to Class A Shares.
     Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                    CONTINGENT DEFERRED SALES
                                                     CHARGE AS A PERCENTAGE
                                                        OF DOLLAR AMOUNT
                                                        SUBJECT TO CHARGE
                                                    -------------------------

YEAR OF REDEMPTION                                    CLASS B       CLASS C
First                                                  4.00%         1.00%
Second                                                 3.75%          None
Third                                                  3.50%          None
Fourth                                                 2.50%          None
Fifth                                                  1.50%          None
Sixth                                                  1.00%          None
Seventh and Thereafter                                  None          None

     For the year ended March 31, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $78,300, and CDSC on redeemed shares of Classes B and C of approximately $228,400. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $237,772,062 and $207,276,727, respectively.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, foreign currency exposure, maturity and duration, or generate potential gain. All of the fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option, futures or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.
     Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.
     Upon entering into futures contracts, the fund maintains, in a segregated account with its custodian, an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).
     Transactions in futures contracts, each with a par value of $100,000, for the year ended March 31, 2002, were as follows:

                                                                        CONTRACTS
Outstanding at March 31, 2001                                               43
Futures Closed                                                             (43)
                                                                           ---
Outstanding at March 31, 2002                                               -0-
                                                                           ===

B. FORWARD CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on forwards.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002

     At March 31, 2002, the Fund has outstanding forward currency contracts as follows:

                                                         CURRENT     UNREALIZED
                                                          VALUE     DEPRECIATION
LONG CONTRACTS:
  Euro Currency
  475,000 expiring 04/30/02                            $   412,958     $ (5,636)
                                                       -----------     --------
SHORT CONTRACTS:
  Euro Currency
  6,500,000 expiring 04/30/02                          $ 5,651,004     $(48,003)
                                                       -----------     --------
                                                                       $(53,639)
                                                                       ========

6. BANK LOAN PARTICIPATIONS
The Fund invests in participation interests of loans to foreign entities. When the Fund purchases a participation of a foreign loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes credit risk for the borrower, selling participant or other persons positioned between the Fund and the borrower. Bank loan participations held at March 31, 2002 are disclosed in the Schedule of Investments.

7. DISTRIBUTION AND SERVICE PLANS
With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.
     Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% Each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended March 31, 2002, are payments retained by Van Kampen of approximately $722,500 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $44,900.

                           PART C: OTHER INFORMATION

ITEM 23. EXHIBITS:
           (a)(1) Agreement and Declaration of Trust(2)
          (2) Second Certificate of Amendment(5)
              (3) Certificate of Designation for:
                   (i)  Van Kampen High Yield Fund(5)
                   (ii) Van Kampen Managed Short-Term Income Fund(7)
           (b) By-Laws(2)
           (c) Specimen Share Certificates for:
               (i) Van Kampen High Yield Fund
                   (1) Class A Shares(3)
                   (2) Class B Shares(3)
                   (3) Class C Shares(3)
               (ii) Van Kampen Managed Short-Term Income Fund
                   (1) Class A Shares(7)
                   (2) Class B Shares(7)
                   (3) Class C Shares(7)
           (d) Investment Advisory Agreement for:
                   (i)  Van Kampen High Yield Fund(4)
                   (ii) Van Kampen Managed Short-Term Income Fund(7)
           (e)(1) Distribution and Service Agreement for:
                   (i)  Van Kampen High Yield Fund(4)
                   (ii) Van Kampen Managed Short-Term Income Fund(7)
              (2) Form of Dealer Agreement(7)
              (3) Form of Broker Fully Disclosed Clearing Agreement(7)
              (4) Form of Bank Fully Disclosed Clearing Agreement(7)
           (f)(1) Form of Trustee Deferred Compensation Plan(6)
              (2) Form of Trustee Retirement Plan(6)

           (g)(1) (a) Custodian Contract(7)


                   (b) Amendment to Custodian Contract+

              (2) Transfer Agency and Service Agreement(4)
           (h)(1) Fund Accounting Agreement(7)
              (2) Amended and Restated Legal Services Agreement(7)
           (i)(1) Opinion of Skadden, Arps, Slate, Meagher & Flom (Illinois) for:
                   (i)  Van Kampen High Yield Fund(1)
                   (ii) Van Kampen Managed Short-Term Income Fund++
              (2) Consent of Skadden, Arps, Slate, Meagher & Flom (Illinois)+
           (j)(1) Consent of KPMG LLP for:
                    (i) Van Kampen High Yield Fund+
              (2) Consent of PricewaterhouseCoopers LLP for:
                    (i) Van Kampen High Yield Fund+
              (3) Consent of Ernst & Young LLP for:
                    (i) Van Kampen High Yield Fund+
           (k)(i) Audit Report and Financial Statements for fiscal year ended March 31, 1999(7)
              (ii) Audit Report and Financial Statements for fiscal year ended March 31, 2000 (8)
           (l) Letter of Understanding relating to initial capital(3)

           (m)(1) Distribution Plan Pursuant to Rule 12b-1 for:
                   (i)  Van Kampen High Yield Fund(3)
                   (ii) Van Kampen Managed Short-Term Income Fund(7)
               (2) Form of Shareholder Assistance Agreement(7)
           (3) Form of Administrative Services Agreement(7)

           (4) Form of Shareholder Servicing Agreement+


           (5) Service Plan for:


                   (i)  Van Kampen High Yield Fund+

                   (ii) Van Kampen Managed Short-Term Income Fund(7)
           (n)(1) Amended Multi-Class Plan(4)

              (2) Van Kampen Managed Short-Term Income Fund Multi-Class Plan(7)


           (p)(1) Code of Ethics of the Investment Adviser and Distributor+


              (2) Code of Ethics of the Fund(9)

           (q) Power of Attorney+
           (z)(1) List of certain investment companies in response to Item
27(a)+
               (2) List of officers and directors of Van Kampen Funds Inc. in response to Item 27(b)+
---------------
(1) Incorporated herein by reference to Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A, File Number 33-4410 as filed on August 30, 1995.

(2) Incorporated herein by reference to Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A, File Number 33-4410 as filed on April 26, 1996.

(3) Incorporated herein by reference to Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A, File Number 33-4410 as filed on October 28, 1996.

(4) Incorporated herein by reference to Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A, File Number 33-4410 as filed on October 28, 1997.

(5) Incorporated herein by reference to Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A, File Number 33-4410 as filed on October 28, 1998.

(6) Incorporated herein by reference to Post-Effective Amendment No. 44 to Registrant's Registration Statement on Form N-1A, File Number 33-4410 as filed on May 28, 1999.

(7) Incorporated herein by reference to Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A, File Number 33-4410 as filed on July 21, 1999.

(8) Incorporated herein by reference to Post-Effective Amendment No. 47 to Registrant's Registration Statement on Form N-1A, File Number 33-4410 as filed on July 27, 2000.


(9) Incorporated herein by reference to Post-Effective Amendment No. 48 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, filed on July 24, 2001.


 + Filed herewith.

 ++ To be filed by further amendment.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     See the Statement of Additional Information.

ITEM 25. INDEMNIFICATION.

     Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware business trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever.

     Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust, as amended. Article 8, Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of (i) not acting in good faith in the reasonable belief that such person's actions were not in the best interests of the Trust, (ii) willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or (iii) for a criminal proceeding, not having a reasonable cause to believe that such conduct was unlawful (collectively, "Disabling Conduct"). Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of Disabling Conduct in the conduct of such person's office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent legal counsel in a written opinion or a majority of a quorum of non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of Disabling Conduct in the conduct of his or her office.

     The Registrant has purchased insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officers or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance and only if the following conditions are met: (1) the trustee or officer provides a security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "1933 Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefor unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

     Pursuant to Section 7 of the Distribution and Service Agreement, the Registrant agrees to indemnify and hold harmless Van Kampen Funds, Inc. (the "Distributor") and each of its trustees and officers and each person if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees) arising by reason of any person acquiring any shares, based upon the ground that the Registration Statement, prospectus, shareholder reports or other information filed or made public by the Registrant (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statue or the common law. The Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. In no case in the indemnity of the Registrant in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Fund or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement.

     Pursuant to the agreement by which Van Kampen Investor Services Inc. ("Investor Services") is appointed transfer agent of the Fund, the Registrant agrees to indemnify and hold Investor Services harmless against any losses, damages, costs, charges, payments, liabilities and expenses (including reasonable counsel fees) arising out of or attributable to:

     (1) the performance of Investor Services under the agreement provided that Investor Services acted in good faith with due diligence and without negligence or willful misconduct.

     (2) reliance by Investor Services on, or reasonable use by, Investor Services of information, records and documents which have been prepared on behalf of, or have been furnished by, the Fund, or the carrying out by Investor Services of any instructions or requests of the Fund.

     (3) the offer or sale of the Fund's shares in violation of any federal or state law or regulation or ruling by any federal agency unless such violation results from any failure by Investor Services to comply with written instructions from the Fund that such offers or sales were not permitted under such law, rule or regulation.

     (4) the refusal of the Fund to comply with terms of the agreement or the Fund's lack of good faith, negligence or willful misconduct or breach of any representation or warranty made by the Fund under the agreement provided that if the reason for such failure is attributable to any action of the Fund's investment adviser or distributor or any person providing accounting or legal services to the Fund, Investor Services only will be entitled to indemnification if such entity is otherwise entitled to the indemnification from the Fund.

     See also "Investment Advisory Agreement" in each Statement of Additional Information.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     See "Investment Advisory Services" in each Prospectus and "Investment Advisory Agreement," "Other Agreements" and "Trustees and Officers" in each Statement of Additional Information for information regarding the business of Van Kampen Investment Advisory Corp. (the "Adviser"). For information as to the business, profession, vocation and employment of a substantial nature of each of the officers and directors of the Adviser, reference is made to the Adviser's current Form ADV (File No. 801-18161) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITERS.


     (a) The sole principal underwriter is Van Kampen Funds Inc., (the "Distributor") which acts as principal underwriter for certain investment companies and unit investment trusts. See Exhibit(z)(1) incorporated by reference herein.


     (b) The Distributor is an affiliated person of the Registrant and is the only principal underwriter for the Registrant. The name, principal business address and position and office with the Distributor of each of its directors and officers are disclosed in Exhibit (z)(2). Except as disclosed under the heading "Trustees and Officers" in Part B of this Registration Statement or Exhibit (z)(2), none of such persons has any position or office with the Registrant.

     (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

     All accounts, books and other documents of the Registrant required by
Section 31 (a) of the Investment Company Act of 1940, as amended, and the Rules thereunder to be maintained (i) by Registrant will be maintained at its offices located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, or at Van Kampen Investors Services Inc., 7501 Tiffany Springs Parkway, Kansas City, Missouri, 64153, or at the

State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts 02171; (ii) by the Adviser, will be maintained at its offices, located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555; and (iii) by Van Kampen Funds Inc., the principal underwriter, will be maintained at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.

ITEM 29. MANAGEMENT SERVICES.

     Not applicable.

ITEM 30. UNDERTAKINGS.

     Not Applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant, VAN KAMPEN TRUST, certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York and the State of New York, on the 25th day of July, 2002.


                                      VAN KAMPEN TRUST


                                      By:         /s/ SARA L. BADLER

                                         ---------------------------------------

                                           Sara L. Badler, Assistant Secretary



     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed on July 25, 2002 by the following persons in the capacities indicated:



                     SIGNATURES                                            TITLE
                     ----------                                            -----
Principal Executive Officer:

             /s/ RICHARD F. POWERS III*                President
-----------------------------------------------------
                Richard F. Powers III

Principal Financial Officer:

                /s/ JOHN L. SULLIVAN*                  Vice President, Chief Financial Officer and
-----------------------------------------------------    Treasurer
                  John L. Sullivan

Trustees:

               /s/ J. MILES BRANAGAN*                  Trustee
-----------------------------------------------------
                  J. Miles Branagan

                /s/ JERRY D. CHOATE*                   Trustee
-----------------------------------------------------
                   Jerry D. Choate

               /s/ LINDA HUTTON HEAGY*                 Trustee
-----------------------------------------------------
                 Linda Hutton Heagy

                /s/ R. CRAIG KENNEDY*                  Trustee
-----------------------------------------------------
                  R. Craig Kennedy

               /s/ MITCHELL M. MERIN*                  Trustee
-----------------------------------------------------
                  Mitchell M. Merin

                 /s/ JACK E. NELSON*                   Trustee
-----------------------------------------------------
                   Jack E. Nelson

                /s/ WAYNE W. WHALEN*                   Trustee
-----------------------------------------------------
                   Wayne W. Whalen

               /s/ SUZANNE H. WOOLSEY*                 Trustee
-----------------------------------------------------
                 Suzanne H. Woolsey
------------
* Signed by Sara L. Badler pursuant to a power of attorney filed herewith.

                 /s/ SARA L. BADLER                                                     July 25, 2002
-----------------------------------------------------
                   Sara L. Badler
                  Attorney-in-Fact

                            SCHEDULE OF EXHIBITS TO

                    POST-EFFECTIVE AMENDMENT 49 TO FORM N-1A

             AS SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION


 EXHIBIT
 NUMBER                               EXHIBIT
 -------                              -------

(g)(1)(b)   Amendment to Custodian Contract
   (i)(2)   Consent of Skadden, Arps, Slate, Meagher & Flom (Illinois)
   (j)(1)   Consent of KPMG LLP for:
              (i)  Van Kampen High Yield Fund
      (2)   Consent of PricewaterhouseCoopers LLP for:
              (i)  Van Kampen High Yield Fund
      (3)   Consent of Ernst & Young LLP for:
              (i)  Van Kampen High Yield Fund
   (m)(4)   Form of Shareholder Servicing Agreement
      (5)   Service Plan for:
              (i)  High Yield Fund
   (p)(1)   Code of Ethics of the Investment Adviser and Distributor
      (q)   Power of Attorney
   (z)(1)   List of certain investment companies in response to Item
            27(a)
      (2) List of officers and directors of Van Kampen Funds Inc. in response to Item 27(b)